--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND

--------------------------------------------------------------------------------

        PREMIER SELECTIONS SERIES  |  ANNUAL REPORT  |  APRIL 30, 2001



[LOGO] Smith Barney
       Mutual Funds
                Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]




   [GRAPHIC]
   smallstar Premier Selections Series

 Annual Report . April 30, 2001

 SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND


      ALAN J. BLAKE

      Alan Blake has more than 23 years experience. He also manages the Smith Barney Large Capitalization Growth Fund.

      Education: BS from Lehigh University, MS from the State University of New York.

      GIRI BOGAVELLI, CFA

      Giri Bogavelli, CFA, has more than 12 years of securities industry experience. He is also part of the team that manages the Smith Barney Large Cap Value Fund.

      Education: B.A. from St. Stephen's College, Delhi, India, MIA from Columbia University.

      STEVEN CRAIGE, CFA

      Steven Craige, CFA, has 17 years of securities business experience with Salomon Smith Barney and its predecessor firms.

      Education: B.A. from the University of Vermont.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in approximately 40 primarily large, established companies that the portfolio managers believe offer the potential for long-term growth.

      FUND FACTS

      FUND INCEPTION
            -----------------
      August 31, 1999

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
            -----------------
      52 Years

                    CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ               SPSAX   SPSBX   SPSLX
--------------------------------------------
INCEPTION           8/31/99 8/31/99 8/31/99
--------------------------------------------

Average Annual Total Returns as of April 30, 2001


                              Without Sales Charges/(1)/

                              Class A  Class B   Class L

---------------------------------------------------------
One-Year                       (8.93)%  (9.63)%  (9.63)%

---------------------------------------------------------
Since Inception+               (0.85)   (1.60)   (1.60)

---------------------------------------------------------

                               With Sales Charges/(2)/

                              Class A  Class B  Class L

---------------------------------------------------------
One-Year                      (13.49)% (14.09)% (11.39)%

---------------------------------------------------------
Since Inception+               (3.86)   (3.95)   (2.22)

---------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+     Inception date for Class A, B and L shares is August 31, 1999.


What's Inside
Your Investment in the Smith Barney
Premier Selections Large Cap Fund ............................................1
A Message From the Chairman ..................................................2
Fund at a Glance..............................................................3
Letter from the Portfolio Managers ...........................................4
Historical Performance .......................................................7
Growth of $10,000 ............................................................9
Schedule of Investments .....................................................10
Statement of Assets and Liabilities .........................................12
Statement of Operations .....................................................13
Statements of Changes in Net Assets .........................................14
Notes to Financial Statements ...............................................15
Financial Highlights ........................................................19
Independent Auditors' Report ................................................21
Tax Information .............................................................22

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

     YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND

Portfolio manager Alan Blake focuses on identifying high-quality, large-company growth stocks and portfolio managers Giri Bogavelli and Steven Craige focus on selecting established companies with compelling valuations. The result is a portfolio of approximately 40 of their best stock ideas. Your investment in the Smith Barney Premier Selections Large Cap Fund ("Portfolio") represents an opportunity for you, the serious investor, to invest in dynamic, large-cap growth and value companies.


[GRAPHIC] Quality Companies Positioned for the Long Term

          Alan, Giri and Steven look to identify large cap companies that they believe offer the strongest potential for substantial, long-term capital appreciation. All three managers focus on the "best ideas" from their senior growth and value teams, and manage them as a concentrated portfolio.

[GRAPHIC] Leadership in Both Growth and Value Disciplines

          Your investment in the Portfolio offers you the opportunity to participate in some of the major companies across the large capitalization spectrum: growth stocks -- companies that have exhibited higher-than- average gains in earnings -- and value stocks -- companies that are deemed to be undervalued by the market or out of favor with investors. Historically, the stock market has favored growth and value investment approaches at different times. Therefore, an investment approach combining growth and value can be a prudent way to expand your large cap stock opportunities.

[GRAPHIC] The "Best of the Best" -- the Premier Selections Series

          The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options that are distinguished by a highly concentrated focus.

[GRAPHIC] A Distinguished History of Managing Your Serious Money

          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

          When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


1 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The period proved to be a challenging time for U.S. stocks. The stock market decline, which began in early 2000, continued through most of April. The slowdown in business reported by numerous companies, particularly in the technology and telecommunications industries, was one of the most sudden and dramatic that has occurred in decades. In recognition of the dramatic slowdown in business, the Federal Reserve Board ("Fed") lowered short-term rates aggressively during the period.

The Smith Barney Premier Selections Large Cap Fund ("Portfolio") seeks long-term capital growth by investing in approximately 40 large, established companies that the managers believe offer the potential for long-term growth. The Portfolio utilizes both growth and value strategies.

Growth manager Alan Blake seeks to invest in high-quality, large company growth stocks that are global in scope with superior balance sheets and have long-term operating histories and exceptional management. Value managers Giri Bogavelli and Steven Craige use basic fundamental analysis to understand the competitive landscape and key value drivers of companies, relying on both internal and external research to identify promising value stock opportunities.

Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 22, 2001




2 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

          Smith Barney Premier Selections Large Cap Fund at a Glance


 Top Ten Holdings*+

1. Pfizer Inc. 3....................... 4.4%

2. The Walt Disney Co.................. 3.7

3. Exxon Mobil Corp.................... 3.6

4. J.P. Morgan Chase & Co.............. 3.5

5. Merrill Lynch & Co., Inc............ 3.4

6. Wm. Wrigley Jr. Co.................. 3.3

7. AOL Time Warner Inc................. 3.2

8. General Electric Co................. 3.2

9. Mellon Financial Corp............... 3.1

10. Alcoa Inc.......................... 3.0


                  Industry Diversification of Common Stock*+

[CHART]
 8.3%  Consumer Products
 5.7%  Diversified/Conglomerate
 6.9%  Entertainment & Leisure
18.5%  Financial Services
12.0%  Healthcare/Drugs/Hospital Supplies
 7.9%  Insurance
 3.1%  Machinery/Industrial
11.6%  Oil & Gas
 7.5%  Technology
 5.4%  Telecommunications
13.1%  Other

                            Investment Breakdown*++

[CHART]

100% Common Stock

+  As a percentage of total common stock.
++ As a percentage of total investments.
* All information is as of April 30, 2001. Please note that the Portfolio's holdings are subject to change.



3 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Premier Selections Large Cap Fund ("Portfolio") for the year ended April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinions of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain part of the investment portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 10 and 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of April 30, 2001 and is subject to change.

Special Shareholder Notice

Commencing April 23, 2001, Giri Bogavelli, CFA, and a team of equity portfolio managers assumed responsibility for the day to day management of the value segment of the Portfolio. Mr. Bogavelli is currently Vice President of Smith Barney Fund Management LLC, the Portfolio's Investment Manager, and Managing Director of the Smith Barney Capital Management Division of Salomon Smith Barney Inc. Prior to this position, he was Assistant Director of Research at Citibank Global Asset Management, a division of Citibank N.A. Previously, Giri was Director of Research and Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates. Giri has 12 years of securities business experience.

Steven Craige, CFA, has joined Giri Bogavelli, as co-manager of the value segment of the Portfolio. Mr. Craige and Mr. Bogavelli, together with the team of equity portfolio managers, are responsible for the day-to-day management of Portfolio. Mr. Craige, a Director of Salomon Smith Barney Inc., has 17 years of securities business experience with Salomon Smith Barney and its predecessor firms.

Performance Update

For the year ended April 30, 2001, the Portfolio's Class A shares, without and with sales charges, returned negative 8.93% and negative 13.49%, respectively. In comparison, the Russell 1000 Index ("Russell 1000")/1/ returned negative 13.66% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Portfolio's investment strategy is to combine two complementary but different investment styles (value and growth) and to invest in what we believe are the most attractive stocks. In our value discipline, the universe of companies we consider is the 500 largest U.S. companies. In our view, investment candidates need to possess one of two criteria: either the dividend yield of the company has to be more than the average of these 500 companies or their free cash flow yield should be above the average for those 500 companies. Our growth discipline seeks to identify companies that have an anticipated above-average rate of earnings growth.

In the growth segment of the Portfolio, we emphasize individual security selection. We specifically consider large-capitalization companies that have above-average growth prospects, industry dominance, competitive products and services, a high return on capital and an overall strong financial condition.

--------
1 The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.


4 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

In the value portion of the Portfolio, we seek to take advantage of what we believe are mispricings in the capital markets caused by investors' emphasis on near-term concerns. Companies the value team may consider trade at a significant discount to their intrinsic worth, and are typically inexpensively priced relative to earnings or net assets. And while no guarantees can be given, our main goal is to outperform relevant benchmarks. We seek to deliver such results by adhering to a rigorous, disciplined, fundamental investment strategy.

Please note that investing in a non-diversified fund such as the Smith Barney Premier Selections Large Cap Fund that may invest in the securities of only 40 companies may entail greater risk than is normally associated with more widely diversified funds.

Market Update
Stocks were down and bonds were up during the period. Many stock investors suffered losses, while many bond investors enjoyed price gains in addition to collecting interest income. In our view, this performance dichotomy may have been driven by many investors' fears, and hopes, in the face of a weakening economy.

Many stock investors had somewhat divergent views of the economy during the period. On the one hand, some feared that economic weakness would translate into corporate earnings weakness -- and their fears were at least partially substantiated as numerous companies reported lower earnings during the latter stages of the period. On the other hand, some investors were hoping that the economy would be weak enough that the Federal Reserve Board ("Fed") would be motivated to further lower interest rates.

The first quarter of 2001 did not start out badly for stocks. Most stocks rallied in January, applauding the Fed's initial steps to lower interest rates. Historically, a sustained Fed easing, or lowering of short-term interest rates, boosts the economy --and stock prices as well.

Yet the gloom of slowing economy during the period shook many investors' confidence. A series of companies pre-announced earnings shortfalls and restructurings. These pre-announcements and concerns over economic growth resulted in a decline in every broad stock index by the end of the first quarter of 2001.

Large Cap Value
Over the near term, we expect to continue moderately lowering our exposure to the health care and energy sectors. One area where the Portfolio's value equity team moderately increased its weighting was in the capital goods sector, in which we were able to be opportunistic as certain stocks came under pressure during the period and we established positions. We also evaluated certain companies within the basic materials group and added selectively to certain existing positions.

Also, although cyclical issues will continue to impact profits across the board and inventories have yet to be fully brought in line with the new demand environment, we are beginning to see select values emerge within the technology sector. We continue to evaluate these businesses and expect to take advantage of opportunities as they arise.

We also maintain an overweight position within financial services where opportunities exist across several industries including property and casualty insurance, companies leveraged to increasing demand for retirement savings, and the securities brokerage business longer term.


5 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

Large Cap Growth

In the growth segment of the Portfolio, we seek to invest in a core group of large-capitalization growth stocks that share a number of characteristics. Chief among them are strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and high returns on equity), companies delivering world-class products or services into the global marketplace, dominant companies within growth industries where we think the barriers to entry are extremely high, and companies with strong management teams. In our view, strong management is just as important as a company's financial condition or the quality of its products or services.

During the period, the Nasdaq Composite Index/2/ declined sharply. We believe, however, that prices were totally detached from the fundamentals on the downside. For the first time in more than a year and a half, we began to increase our weighting in technology stocks. Moreover, we have begun to increase our holdings in the financial services and pharmaceuticals sectors in anticipation of an economic recovery in the latter half of 2001. With stock valuations down, our general outlook for the prospects of large-cap growth stocks is as strong as it has been since the fall of 1998.

Additionally, we think that most of the recent stock market correction may be behind us, and that stock selection will become more important in the coming months. Despite continuing layoffs and bleak headlines, there are positives in the U.S. economy -- such as the Fed's interest rate cuts and the tax package recently passed by Congress -- suggesting to us that the U.S. economy may become healthier later on this year. Indeed, we have begun to see signs that the stock market has begun to anticipate a recovery.

Market Outlook

While stock prices generally have fallen during the past six months, we remain convinced that the fundamentals of the stocks we own are sound. While the risks of owning stocks have become more pronounced lately, we believe the compelling long-term reasons to own stocks remain in place.

We expect market volatility to continue in the coming months. Yet, we think it is important to note that the underlying fundamentals of the U.S. economy have begun to improve. In our opinion, lower interest rates from the Fed should spur a rebound in economic activity and help the stock market over time.

Thank you for your investment in the Smith Barney Premier Selections Large Cap Fund.

Sincerely,
/s/ Alan J. Blake  /s/ Giri Bogavelli  /s/ Steve Craige
Alan J. Blake      Giri Bogavelli, CFA Steven Craige, CFA
Vice President and Vice President and  Vice President and
Investment Officer Investment Officer  Investment Officer

May 22, 2001
--------
2 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


6 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                        Net Asset Value
                       -----------------
                       Beginning  End    Income    Capital Gain   Total
 Year Ended            of Year   of Year Dividends Distributions  Returns/(1)/

 ------------------------------------------------------------------------------
 4/30/01               $12.34    $11.10  $0.00     $0.15         (8.93)%

 ------------------------------------------------------------------------------
 Inception* -- 4/30/00  11.40     12.34   0.00      0.00          8.25+

 ------------------------------------------------------------------------------
   Total                                 $0.00     $0.15

 ------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                       -----------------
                       Beginning  End    Income    Capital Gain   Total
 Year Ended            of Year   of Year Dividends Distributions  Returns/(1)/

 ------------------------------------------------------------------------------
 4/30/01               $12.28    $10.96  $0.00     $0.15         (9.63)%

 ------------------------------------------------------------------------------
 Inception* -- 4/30/00  11.40     12.28   0.00      0.00          7.72+

 ------------------------------------------------------------------------------
   Total                                 $0.00     $0.15

 ------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                       -----------------
                       Beginning  End    Income    Capital Gain   Total
 Year Ended            of Year   of Year Dividends Distributions  Returns/(1)/

 ------------------------------------------------------------------------------
 4/30/01               $12.28    $10.96  $0.00     $0.15         (9.63)%

 ------------------------------------------------------------------------------
 Inception* -- 4/30/00  11.40     12.28   0.00      0.00          7.72+

 ------------------------------------------------------------------------------
   Total                                 $0.00     $0.15

 ------------------------------------------------------------------------------


7 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Average Annual Total Returns


                                         Without Sales Charges/(1)/
                                        --------------------------
                                        Class A   Class B  Class L

--------------------------------------------------------------------
Year Ended 4/30/01                       (8.93)%   (9.63)%  (9.63)%

--------------------------------------------------------------------
Inception* through 4/30/01               (0.85)    (1.60)   (1.60)

--------------------------------------------------------------------
                                          With Sales Charges/(2)/
                                        --------------------------
                                        Class A   Class B  Class L

--------------------------------------------------------------------
Year Ended 4/30/01                      (13.49)%  (14.09)% (11.39)%

--------------------------------------------------------------------
Inception* through 4/30/01               (3.86)    (3.95)   (2.22)

--------------------------------------------------------------------

 Cumulative Total Returns

                                                  Without Sales Charges/(1)/

-----------------------------------------------------------------------------
Class A (Inception* through 4/30/01)              (1.42)%

-----------------------------------------------------------------------------
Class B (Inception* through 4/30/01)              (2.65)

-----------------------------------------------------------------------------
Class L (Inception* through 4/30/01)              (2.65)

-----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *  Inception date for Class A, B and L shares is August 31, 1999.
 + Total return is not annualized, as it may not be representative of the total return for the year.


8 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Smith Barney Premier Selections Large Cap Fund at a Glance (unaudited)


Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Large Cap Fund vs. Russell 1000 Index+

--------------------------------------------------------------------------------
                           August 1999 -- April 2001


                                             [CHART]

              Smith Barney Premier  Smith Barney Premiere  Smith Barney Premiere
               Selections Large      Selections Large       Selections Large
                    Cap Fund              Cap Fund               Cap Fund
                 Class A Shares        Class B Shares         Class L Shares     Russell 1000 Index
              --------------------  ---------------------  --------------------- ------------------
Aug 31, 1999         9,500                10,000                 9,896                10,000
Oct 1999             9,425                 9,408                 9,702                10,379
Apr 2000            10,283                10,272                10,560                11,388
Oct 2000            10,300                10,346                10,634                11,522
Apr 30, 2001         9,365                 9,350                 9,634                 9,659


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 31, 1999 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Russell 1000 Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

9 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                         April 30, 2001


          SHARES                  SECURITY                    VALUE

        ----------------------------------------------------------------
        COMMON STOCK -- 100.0%
        Aluminum -- 3.0%
          450,000 Alcoa Inc.                               $ 18,630,000
        ---------------------------------------------------------------
        Beverage -- 2.7%
          359,700 The Coca-Cola Co.                          16,614,543
        ---------------------------------------------------------------
        Chemical -- 2.1%
          380,000 The Dow Chemical Co.                       12,711,000
        ---------------------------------------------------------------
        Computer Software -- 2.8%
          197,800 Microsoft Corp.*+                          13,400,950
          811,100 Novell, Inc.*                               3,877,058
        ---------------------------------------------------------------
                                                             17,278,008
        ---------------------------------------------------------------
        Consumer Products -- 8.3%
          467,800 The Gillette Co.                           13,266,808
          290,000 Kimberly-Clark Corp.                       17,226,000
          420,000 Wm. Wrigley Jr. Co.                        20,290,200
        ---------------------------------------------------------------
                                                             50,783,008
        ---------------------------------------------------------------
        Diversified/Conglomerate -- 5.7%
          400,000 General Electric Co.+                      19,412,000
          237,000 McGraw-Hill Co., Inc.                      15,352,860
        ---------------------------------------------------------------
                                                             34,764,860
        ---------------------------------------------------------------
        Entertainment & Leisure -- 6.9%
          391,400 AOL Time Warner Inc.*+                     19,765,700
          750,000 The Walt Disney Co.                        22,687,500
        ---------------------------------------------------------------
                                                             42,453,200
        ---------------------------------------------------------------
        Financial Services -- 18.5%
          305,000 Bank of America Corp.+                     17,080,000
          200,000 Fannie Mae                                 16,052,000
          445,000 J.P. Morgan Chase & Co.                    21,351,100
          195,000 Marsh & McLennan Cos., Inc.                18,805,800
          470,000 Mellon Financial Corp.                     19,237,100
          340,000 Merrill Lynch & Co., Inc.+                 20,978,000
        ---------------------------------------------------------------
                                                            113,504,000
        ---------------------------------------------------------------
        Healthcare/Drugs/Hospital Supplies -- 12.0%
          300,000 Bristol-Myers Squibb Co.                   16,800,000
          187,500 Eli Lilly & Co.+                           15,937,500
          180,000 Merck & Co., Inc.                          13,674,600
          625,000 Pfizer Inc.                                27,062,500
        ---------------------------------------------------------------
                                                             73,474,600
        ---------------------------------------------------------------
        Insurance -- 7.9%
          200,000 American International Group, Inc.+        16,360,000
              250 Berkshire Hathaway Inc., Class A Shares*   17,000,000
          230,000 The Chubb Corp.                            15,352,500
        ---------------------------------------------------------------
                                                             48,712,500
        ---------------------------------------------------------------
        Machinery/Industrial -- 3.1%
           80,000 Honeywell International Inc.                3,910,400
          234,000 Illinois Tool Works Inc.+                  14,830,920
        ---------------------------------------------------------------
                                                             18,741,320
        ---------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001



  SHARES                SECURITY                   VALUE

-------------------------------------------------------------
Office Equipment & Supplies -- 2.1%
  335,000 Pitney Bowes Inc.                     $ 12,753,450
------------------------------------------------------------
Oil & Gas -- 11.6%
  185,000 BP Amoco PLC ADR+                       10,004,800
  275,000 El Paso Corp.+                          18,920,000
  250,000 Exxon Mobil Corp.                       22,150,000
  470,000 The Williams Cos., Inc.                 19,819,900
------------------------------------------------------------
                                                  70,894,700
------------------------------------------------------------
Retail -- 0.4%
  150,000 Amazon.com, Inc.+                        2,367,000
------------------------------------------------------------
Technology -- 7.5%
  484,400 Cisco Systems, Inc.*+                    8,225,112
  446,200 Intel Corp.+                            13,792,042
  545,400 Motorola, Inc.+                          8,480,970
  402,000 Texas Instruments Inc.                  15,557,400
------------------------------------------------------------
                                                  46,055,524
------------------------------------------------------------
Telecommunications -- 5.4%
  330,000 BellSouth Corp.                         13,846,800
  425,000 SBC Communications Inc.                 17,531,250
  386,527 Williams Communications Group, Inc.*+    1,747,104
------------------------------------------------------------
                                                  33,125,154
------------------------------------------------------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $617,968,749**)              $612,862,867
------------------------------------------------------------
-------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 7).
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


11 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                             April 30, 2001

 ASSETS:
    Investments, at value (Cost -- $617,968,749)                        $612,862,867
    Cash                                                                   5,180,152
    Collateral for securities on loan (Note 7)                           125,667,412
    Receivable for Fund shares sold                                          284,547
    Dividends and interest receivable                                        700,954

--------------------------------------------------------------------------------------
    Total Assets                                                         744,695,932

--------------------------------------------------------------------------------------
 LIABILITIES:
    Payable for securities on loan (Note 7)                              125,667,412
    Investment advisory fee payable                                          380,342
    Payable for Fund shares purchased                                        343,247
    Distribution fees payable                                                154,825
    Accrued expenses                                                         274,742

--------------------------------------------------------------------------------------
    Total Liabilities                                                    126,820,568

--------------------------------------------------------------------------------------
 Total Net Assets                                                       $617,875,364

--------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of capital shares                                         $     56,213
    Capital paid in excess of par value                                  637,023,279
    Accumulated net realized loss from security transactions             (14,098,246)
    Net unrealized depreciation of investments                            (5,105,882)

--------------------------------------------------------------------------------------
 Total Net Assets                                                       $617,875,364

--------------------------------------------------------------------------------------
 Shares Outstanding:
    Class A                                                               11,942,954
----------------------------------------------------------------------------------
   Class B                                                                25,366,234
----------------------------------------------------------------------------------
   Class L                                                                18,903,417
----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $11.10
----------------------------------------------------------------------------------
   Class B *                                                                  $10.96
----------------------------------------------------------------------------------
   Class L **                                                                 $10.96
----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)          $11.68
----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $11.07

--------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


12 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

                      See Notes to Financial Statements.

 Statement of Operations                      For the Year Ended April 30, 2001


INVESTMENT INCOME:
   Dividends                                                                    $  9,847,212
   Interest                                                                          261,983
   Less: Foreign withholding tax                                                     (44,800)

----------------------------------------------------------------------------------------------
   Total Investment Income                                                        10,064,395

----------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                      5,903,488
   Investment advisory fee (Note 2)                                                5,295,215
   Shareholder and system servicing fees                                             716,919
   Registration fees                                                                 256,485
   Shareholder communications                                                        167,178
   Audit and legal                                                                    51,442
   Directors' fees                                                                    39,498
   Custody                                                                            27,859
   Other                                                                               1,706

----------------------------------------------------------------------------------------------
   Total Expenses                                                                 12,459,790

----------------------------------------------------------------------------------------------
Net Investment Loss                                                               (2,395,395)

----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         158,806,097
     Cost of securities sold                                                     168,187,157

----------------------------------------------------------------------------------------------
   Net Realized Loss                                                              (9,381,060)

----------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                            53,271,735
     End of year                                                                  (5,105,882)

----------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                       (58,377,617)

----------------------------------------------------------------------------------------------
Net Loss on Investments                                                          (67,758,677)

----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(70,154,072)

----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


13 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets

For the Year Ended April 30, 2001 and the Period Ended April 30, 2000(a)


                                                                        2001           2000

-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $  (2,395,395) $  (1,569,592)
   Net realized gain (loss)                                           (9,381,060)     7,143,139
   (Increase) decrease in net unrealized depreciation                (58,377,617)    53,271,735

-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                 (70,154,072)    58,845,282

-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                 (8,641,170)            --
   Capital                                                              (161,519)            --

-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions To Shareholders          (8,802,689)            --

-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                   58,333,453    828,612,712
   Net asset value of shares issued for reinvestment of dividends      8,405,148             --
   Cost of shares reacquired                                        (153,784,059)  (103,580,411)

-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    (87,045,458)   725,032,301

-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (166,002,219)   783,877,583

NET ASSETS:
   Beginning of year                                                 783,877,583             --

-------------------------------------------------------------------------------------------------
   End of year                                                     $ 617,875,364  $ 783,877,583

-------------------------------------------------------------------------------------------------

(a) For the period from August 31, 1999 (commencement of operations) to April 30, 2000.

                      See Notes to Financial Statements.


14 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney Premier Selections Large Cap Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $745,832 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended April 30, 2001, the Portfolio paid transfer agent fees of $316,159 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.


15 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

SSB acts as the primary broker for its portfolio agency transactions. For the year ended April 30, 2001, SSB received brokerage commissions of $19,580.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2001, SSB and CFBDS received sales charges of $236,000 and $209,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended April 30, 2001, CDSCs paid to SSB were approximately:

                                        Class A  Class B   Class L

-------------------------------------------------------------------
CDSCs                                   $17,000 $1,020,000 $91,000
------------------------------------------------------------------
-------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2001, total Distribution Plan fees were as follows:

                                        Class A   Class B    Class L

-----------------------------------------------------------------------
Distribution Plan Fees                  $379,225 $3,155,461 $2,368,802
----------------------------------------------------------------------
-----------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------
Purchases                               $ 70,370,936
----------------------------------------------------
Sales                                    158,806,097
----------------------------------------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------
Gross unrealized appreciation           $ 77,073,758
Gross unrealized depreciation            (82,179,640)
-----------------------------------------------------
Net unrealized depreciation             $ (5,105,882)
-----------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended April 30, 2001, the Portfolio did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the


16 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders
initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2001, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, the Portfolio loaned common stocks having a value of $123,066,063 and received cash collateral for loaned securities which was invested as follows:

    Security Description                                           Value

    -------------------------------------------------------------------------
    Time Deposits:
     Caisse Des Depots et Consig., 4.69% due 5/1/01             $ 31,265,494
     Credit Agricole, 4.69% due 5/1/01                            14,769,669
     DG Bank A.G., 4.69% due 5/1/01                               28,039,689
     UBS Securities, 4.66% due 5/1/01                              1,930,720
     Wells Fargo Bank, 4.69% due 5/1/01                           28,039,689
    Floating Rate Certified Deposits:
     First Union, 5.70% due 2/6/02                                 1,038,022
    Floating Rate Notes:
     American Honda, 6.62% due 9/4/01                              7,943,123
     Bear Stearns & Co., 6.68% due 7/13/01                         1,937,158
     Bear Stearns & Co., 6.59% due 8/3/01                          7,977,502
     Bear Stearns & Co., 6.61% due 10/30/01                           95,076
    Repurchase Agreement:
     Warburg Dillon Read, 4.49% due 5/1/01                         2,631,270
    ------------------------------------------------------------------------
    Total                                                       $125,667,412
    ------------------------------------------------------------------------
    -------------------------------------------------------------------------

Income earned by the Portfolio from securities loaned for the year ended April 30, 2001 was $17,194.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.


17 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

At April 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended April 30, 2001, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Shares

At April 30, 2001, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                Class A      Class B      Class L

---------------------------------------------------------------------
Total Paid-in Capital         $134,536,026 $287,940,405 $214,603,061
--------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                Year Ended               Period Ended
                              April 30, 2001            April 30, 2000*
                         ------------------------- -------------------------
                           Shares       Amount       Shares       Amount

-----------------------------------------------------------------------------
Class A
Shares sold               1,094,671  $ 12,922,937  16,500,035  $188,811,411
Shares issued on
 reinvestment               150,487     1,787,785          --            --
Shares reacquired        (3,247,318)  (38,128,889) (2,554,921)  (30,662,451)
----------------------------------------------------------------------------
Net Increase (Decrease)  (2,002,160) $(23,418,167) 13,945,114  $158,148,960
----------------------------------------------------------------------------
Class B
Shares sold               1,624,731  $ 19,008,281  31,829,233  $364,003,931
Shares issued on
 reinvestment               320,572     3,773,158          --            --
Shares reacquired        (4,994,226)  (57,735,458) (3,414,076)  (40,700,777)
----------------------------------------------------------------------------
Net Increase (Decrease)  (3,048,923) $(34,954,019) 28,415,157  $323,303,154
----------------------------------------------------------------------------
Class L
Shares sold               2,247,558  $ 26,402,235  24,095,584  $275,797,370
Shares issued on
 reinvestment               241,649     2,844,205          --            --
Shares reacquired        (4,979,164)  (57,919,712) (2,702,210)  (32,217,183)
----------------------------------------------------------------------------
Net Increase (Decrease)  (2,489,957) $(28,673,272) 21,393,374  $243,580,187
----------------------------------------------------------------------------

*  For the period from August 31, 1999 (inception date) to April 30, 2000.

18 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

        Class A Shares                           2001/(1)/  2000/(1)(2)/

        -----------------------------------------------------------------
        Net Asset Value, Beginning of Year         $12.34     $11.40

        -----------------------------------------------------------------
        Income (Loss) From Operations:
         Net investment income                       0.03       0.02
         Net realized and unrealized gain (loss)    (1.12)      0.92

        -----------------------------------------------------------------
        Total Income (Loss) From Operations         (1.09)      0.94

        -----------------------------------------------------------------
        Less Distributions From:
         Net realized gains                         (0.15)        --
         Capital                                    (0.00)*       --

        -----------------------------------------------------------------
        Total Distributions                         (0.15)        --

        -----------------------------------------------------------------
        Net Asset Value, End of Year               $11.10     $12.34

        -----------------------------------------------------------------
        Total Return                                (8.93)%     8.25%++

        -----------------------------------------------------------------
        Net Assets, End of Year (000s)           $132,618   $172,141

        -----------------------------------------------------------------
        Ratios to Average Net Assets:
         Expenses                                    1.16%      1.17%+
         Net investment income                       0.27       0.29+

        -----------------------------------------------------------------
        Portfolio Turnover Rate                        10%        15%

        -----------------------------------------------------------------

        Class B Shares                           2001/(1)/  2000/(1)(2)/

        -----------------------------------------------------------------
        Net Asset Value, Beginning of Year         $12.28     $11.40

        -----------------------------------------------------------------
        Income (Loss) From Operations:
         Net investment loss                        (0.06)     (0.04)
         Net realized and unrealized gain (loss)    (1.11)      0.92

        -----------------------------------------------------------------
        Total Income (Loss) From Operations         (1.17)      0.88

        -----------------------------------------------------------------
        Less Distributions From:
         Net realized gains                         (0.15)        --
         Capital                                    (0.00)*       --

        -----------------------------------------------------------------
        Total Distributions                         (0.15)        --

        -----------------------------------------------------------------
        Net Asset Value, End of Year               $10.96     $12.28

        -----------------------------------------------------------------
        Total Return                                (9.63)%     7.72%++

        -----------------------------------------------------------------
        Net Assets, End of Year (000s)           $278,048   $348,987

        -----------------------------------------------------------------
        Ratios to Average Net Assets:
         Expenses                                    1.93%      1.94%+
         Net investment loss                        (0.51)     (0.48)+

        -----------------------------------------------------------------
        Portfolio Turnover Rate                        10%        15%

        -----------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) For the period from August 31, 1999 (inception date) to April 30, 2000.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

19 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

        Class L Shares                           2001/(1)/  2000/(1)(2)/

        -----------------------------------------------------------------
        Net Asset Value, Beginning of Year         $12.28     $11.40

        -----------------------------------------------------------------
        Income (Loss) From Operations:
         Net investment loss                        (0.06)     (0.04)
         Net realized and unrealized gain (loss)    (1.11)      0.92

        -----------------------------------------------------------------
        Total Income (Loss) From Operations         (1.17)      0.88

        -----------------------------------------------------------------
        Less Distributions From:
         Net realized gains                         (0.15)        --
         Capital                                    (0.00)*       --

        -----------------------------------------------------------------
        Total Distributions                         (0.15)        --

        -----------------------------------------------------------------
        Net Asset Value, End of Year               $10.96     $12.28

        -----------------------------------------------------------------
        Total Return                                (9.63)%     7.72%++

        -----------------------------------------------------------------
        Net Assets, End of Year (000s)           $207,209   $262,750

        -----------------------------------------------------------------
        Ratios to Average Net Assets:
         Expenses                                    1.93%      1.93%+
         Net investment loss                        (0.51)     (0.48)+

        -----------------------------------------------------------------
        Portfolio Turnover Rate                        10%        15%

        -----------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) For the period from August 31, 1999 (inception date) to April 30, 2000.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


20 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Premier Selections Large Cap Fund (''Portfolio'') of Smith Barney Investment Funds Inc. (''Fund'') as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 31, 1999 (commencement of operations) to April 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2001, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 31, 1999 to April 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

 /s/ KPMG LLP

New York, New York
June 8, 2001


21 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 2001:

    . A corporate dividends received deduction of 100.00%.

    . Total long-term capital gain distributions paid of $3,067,623.


22 Smith Barney Premier Selections Large Cap Fund | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND


          DIRECTORS                   INVESTMENT ADVISER
          Paul R. Ades                Smith Barney Fund Management LLC
          Herbert Barg
          Dwight B. Crane             DISTRIBUTORS
          Frank Hubbard               Salomon Smith Barney Inc.
          Heath B. McLendon, Chairman PFS Distributors, Inc.
          Jerome Miller
          Ken Miller                  CUSTODIAN
                                      PFPC Trust Company
          OFFICERS
          Heath B. McLendon           TRANSFER AGENT
          President and               Citi Fiduciary Trust Company
          Chief Executive Officer     125 Broad Street, 11th Floor
                                      New York, New York 10004
          Lewis E. Daidone
          Senior Vice President       SUB-TRANSFER AGENT
          and Treasurer               PFPC Global Fund Services
                                      P.O. Box 9699
          Alan J. Blake               Providence, Rhode Island
          Vice President and          02940-9699
          Investment Officer

          Giri Bogavelli, CFA
          Vice President and
          Investment Officer

          Steven Craige, CFA
          Vice President and
          Investment Officer

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Premier Selections Large Cap Fund




 This report is submitted for the general information of shareholders of Smith Barney Premier Selections Large Cap Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



Salomon Smith Barney
A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01903 6/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              ALL CAP GROWTH FUND

--------------------------------------------------------------------------------

        PREMIER SELECTIONS SERIES  |  ANNUAL REPORT  |  APRIL 30, 2001



                [LOGO] Smith Barney
                       Mutual Funds
                -----------------------------------------------
                Your Serious Money. Professionally Managed./SM/


       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]


               ALAN BLAKE, LARRY
               WEISSMAN, TIM WOODS
               Portfolio Managers

   [GRAPHIC]

         Premier Selections Series

 Annual Report . April 30, 2001

 SMITH BARNEY PREMIER
 SELECTIONS ALL CAP GROWTH FUND

      ALAN BLAKE

      Alan Blake has more than 23 years experience and has managed the Fund since its inception in 2000
      Education: BS from Lehigh University, MS from the State University of New York.

      LARRY WEISSMAN

      Larry Weissman, CFA, has more than 16 years of securities business experience.
      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      TIM WOODS

      Tim Woods, CFA, has more than 16 years of securities business experience.
      Education: BS in Accounting from Florida A&M, MBA in Finance from University of Pennsylvania's Wharton School of Business.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in three different areas: large cap growth, mid cap growth and small cap growth. The large cap growth segment of the Fund invests primarily in equity securities of companies that possess a market capitalization within the range of companies in the Russell 1000 Growth Index. The mid cap growth segment of the Fund invests primarily in equity securities that possess a market capitalization within the range of companies in the S&P MidCap 400 Index. The Small Cap growth segment invests primarily in equity securities of companies that possess a market capitalization within the range of companies in the Russell 2000 Growth Index.

      FUND FACTS

      FUND INCEPTION
      --------------------------------------
      June 30, 2000

      MANAGER TENURE
      --------------------------------------
      Since Inception

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      --------------------------------------
      23 Years (Alan Blake)
      16 Years (Larry Weissman)
      16 Years (Tim Woods)

          CLASS A CLASS B CLASS L
----------------------------------
NASDAQ     SPAAX   SPBBX   SPBLX
----------------------------------
INCEPTION 6/30/00 6/30/00 6/30/00
----------------------------------

Average Annual Total Returns as of April 30, 2001

                                    Without Sales Charges/(1)/

                                    Class A  Class B  Class L

                 ----------------------------------------------
                 Since Inception+++ (19.04)% (19.47)% (19.47)%

                 ----------------------------------------------

                                     With Sales Charges/(2)/

                                    Class A  Class B  Class L

                 ----------------------------------------------
                 Since Inception+++ (23.08)% (23.50)% (21.11)%

                 ----------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+   Inception date for Class A, B and L shares is June 30, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.


What's Inside
Your Investment in the Smith Barney Premier Selections All Cap Growth Fund ...1
A Message from the Chairman...................................................2
Letter from the Portfolio Managers ...........................................3
Historical Performance........................................................7
Fund at a Glance..............................................................8
Schedule of Investments ......................................................9
Statement of Assets and Liabilities .........................................12
Statement of Operations .....................................................13
Statement of Changes in Net Assets ..........................................14
Notes to Financial Statements ...............................................15
Financial Highlights ........................................................19
Independent Auditors' Report.................................................20

[LOGO] Smith Barney
       Mutual Funds
----------------------------------------------
Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIER
                        SELECTIONS ALL CAP GROWTH FUND
Portfolio managers Alan Blake, Larry Weissman and Tim Woods bring their experience of identifying quality companies in the small-, mid- and large-cap areas of the market into one portfolio. Your investment in the All Cap Growth Fund represents an opportunity for you, the serious investor, to take advantage of the potential growth of companies of all sizes across a wide range of industries.

[GRAPHIC]Potential for Rapid Earnings Growth
Alan, Larry and Tim seek to identify what they deem to be dynamic businesses with the capability for above-average growth in industries poised for long-term success. Alan, Larry and Tim look to invest in companies that are leaders in their industries with superior financials and sound management teams.

[GRAPHIC]Three Equity Strategies in One Fund
The combination of Alan, Larry and Tim's investment styles in one fund offers investors the advantages of investing in companies of all sizes in select industries and businesses. Together, Alan, Larry and Tim have created a portfolio that they believe may be well positioned with solid long-term capital growth potential.

[GRAPHIC]The "Best of the Best"--the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by our most experienced and proven managers.This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC]A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally.We are proud to offer you, the serious investor, a variety of managed solutions.









1 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The period proved to be a challenging time for U.S. stocks. The stock market decline, which began in early 2000, continued through all of March 2001. The slowdown in business reported by numerous companies, particularly in the technology and telecommunications industries, was one of the most sudden and dramatic downturns that has occurred in decades. In recognition of the dramatic slowdown in business, the U.S. Federal Reserve Board ("Fed") began aggressively lowering short-term rates in January.

The economy clearly faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, excess inventories are liquidated and layoffs increase. While there are no guarantees, we believe that the present retrenchment may serve as a framework for improved profitability in the months and quarters ahead, possibly setting the stage for a recovery in the latter part of 2001.
The Premier Selections All Cap Growth Fund combines the complimentary strategies of three of our top growth managers -- Alan Blake, Larry Weissman and Tim Woods. The Fund seeks above average growth from some of today's most promising companies. Their investments run the gamut from companies in their early stages of development to more established companies.

Thank you for your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 4, 2001




2 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") for the period from the Portfolio's commencement of operations on June 30, 2000 through April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update
For the period June 30, 2000, through April 30, 2001, the Portfolio's Class A shares, without and with sales charges, reported negative total returns of 19.04% and 23.08%, respectively. In comparison, the Russell 1000 Growth Index,/1/ Standard & Poor's MidCap 400 Index ("S&P MidCap 400")/2/ and the Russell 2000 Growth Index/3/ posted returns of negative 33.68%, positive 6.83% and negative 27.06%, respectively, for the same period.

Investment Strategy
The Portfolio seeks long-term capital growth by investing in three different areas of the market: large cap growth, mid cap growth and small cap growth. We seek to create a portfolio of high-quality, well positioned companies that are currently valued at competitive prices. In pursuing this goal, we follow an investment approach that focuses on companies that we perceive to have significant advantages and excellent competitive positions in their respective marketplaces. In our view, many of these companies are leaders in their fields, and are poised to take advantage of their leadership position. We also look for consistent growth, strong management, positive cash flow and high return on equity as factors in determining whether to invest in a company.

Market Overview
Over the six months ended April 30, 2001, few investors anticipated the severity or the blazing speed at which the economy and financial markets contracted. Last year represented the worst year of performance for the NASDAQ in its history and the worst in over 25 years for the Standard & Poor's 500 Index -- but few expected conditions to deteriorate so much further this year. In response, the Federal Reserve Board ("Fed") implemented three 50 basis point/4 /interest rate cuts in less than three months -- the fastest pace of easing during Fed Chairman Greenspan's reign. Although the Fed moved aggressively to maintain positive economic growth, financial markets were roiled by a stream of deteriorating economic data and earnings visibility.

Equity markets initially responded favorably to the Fed's actions. After a brief run, however, a wave of deteriorating economic data, negative earnings preannouncements, and fears of a Japanese financial crisis overwhelmed the confidence of investors. As the quarter concluded, stock markets lay battered and well below even end-of-2000 levels.

Measures of consumer and business confidence eroded quickly during the quarter to recession-like levels. While consumer spending was sustained at surprisingly stable levels by solid housing, automobile, and retail sales, business investment (capital spending) slowed abruptly. We believe the economy is following the script of a classic boom-bust cycle more closely than we have witnessed in many years. The classic boom-bust cycle is characterized by the excess capacity and inventory-

--------
1 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
2 The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidity and industry group representation. Please note that an investor cannot invest directly in an index.
3 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
4 A basis point is 0.01% or one one-hundredth of a percent.


3 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders
building that occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure; time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

In terms of business investment, there was an unprecedented level of spending on technology in 2000 as many companies believed they needed to constantly upgrade their systems in order to maintain their competitive edge. With the venture capital and initial public offering markets strong, financing for this boom in technology spending seemed to be readily available. Today, we are seeing a huge amount of overcapacity in telecommunications, fiber optics, PCs and semiconductors. Many investors, investment professionals and companies had thought that demand would be more than sufficient to absorb the growing supply. In hindsight, they were wrong. We think that historically high inventory levels need to be worked down over time before any sustainable rally in technology stocks can occur.

Large Cap Market Overview
With the environment described above as a backdrop, the large cap tech names (Intel Corp., Texas Instruments Inc., Dell Computer Corp., etc.) plummeted. Consumer stocks were a mixed lot, with names like Coca-Cola Co. and Procter & Gamble Co. still working through the effects of global weakness, while Pepsico Inc. and Wrigley Jr. Co. successfully navigated the difficult waters. Financial services, another of our major areas of investment, were also mixed. Insurers and Banks (America International Group, Wells Fargo & Co., Bank One Corp.) held up well, while brokerage firms (Merrill Lynch & Co., Morgan Stanley Dean Witter & Co.) were weak as commissions and investment banking revenues fell. Pharmaceuticals filled their classic defensive role and held up well in the turmoil. Johnson & Johnson, Merck & Co. Inc., Amgen Inc. and Pfizer Inc. aided the Portfolio's performance.

We have always felt that in a large cap growth portfolio, the best opportunities occur when a sector or company falls out of favor. As such, we are adding to our technology weightings for the first time in two years, with emphasis on the semiconductor area.

Mid Cap Market Overview
We believe there were two major reasons for the mid cap group's short-term underperformance versus the S&P MidCap 400 for the period. First, the present market environment has been one in which the successful growth stocks of the past three years have experienced sharp declines in their valuations and, hence, their share prices. In contrast, many of yesterday's poor performers have rebounded from their lows. Our focus on high-quality growth stocks that are now out of favor has hurt the performance of the Portfolio versus the index.

Second, for the purposes of the Portfolio's investments, the managers define mid cap stocks as companies with between $2 billion and $15 billion in market capitalization. The S&P MidCap 400, however, comprises companies with as little as $200 million in market capitalization. During the period, the best performing quintiles of the index included stocks with market capitalizations that fell below the Portfolio's normal universe requirements, again hurting the Portfolio's performance. These factors, while short term in nature, make comparisons to the S&P MidCap 400 more difficult to interpret.

In technology, the managers expect earnings growth rates to be reduced further. Orders for technology equipment decreased dramatically during the period. In the managers' opinion, it will take some time for information technology companies to work through excess inventory. Technology now represents 19% (market-cap-weighted) of the S&P MidCap 400, down from almost 26% in October 2000.

At the close of the period, the Portfolio's largest sector concentrations were in finance, technology and industrial services. While we continue to emphasize these sectors, we have increased the Portfolio's weighting in the industrial services sector


4 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders
at the same time we have reduced its technology weighting. Underweighting the technology sector during the period continued to benefit the Portfolio as many technology stocks recorded value declines ranging from 20% to 40%.

The Portfolio's largest holdings represented a number of industries -- all of which share inherent competitive advantages that we expect will result in stable, consistent growth. For example, Ambac Financial and Arthur J. Gallagher & Co. are leaders in the insurance industry. Pepsi Bottling should continue to benefit from a strong portfolio of products, especially in the non-carbonated category (e.g., Aquafina). Harley Davidson, the number one manufacturer of heavyweight touring motorcycles, is benefiting from continued strong demand. Lastly, SPX Corp. is a high-quality multi-industry player with a portfolio of some 15 niche businesses in markets in which it is typically the number one or two operator.

We have managed the mid cap portion of the Portfolio with a "steady hand" in these admittedly trying times. We have avoided making aggressive bets on any particular stock or sector and have pursued a predominant theme of diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, our focus on buying and holding high-quality, well managed and well positioned companies should help the Portfolio weather the market correction. We have built a portfolio that follows a lower risk, growth-oriented strategy by owning what we believe are the blue chip stocks of tomorrow.

Small Cap Market Overview
Prices for small cap stocks generally fell during the period, in tandem with the slowdown in the U.S. economy. Contributing to this lackluster performance was a dramatic slowdown in corporate earnings, especially in technology. As small cap growth managers, our positions in technology hurt the Portfolio's performance during the period. The slowdown in technology spending also affected the small cap group negatively because many of the companies we owned during the period were major suppliers to leading companies like Cisco Systems, Inc. and Corning Inc.

In January, 2001, some of the Portfolio's small cap stocks that had performed well in the prior year in areas such as health care services and energy were affected dramatically by the Fed's surprise rate cuts. This caused a rotation out of traditionally defensive stocks such health care services, hospitals, HMOs and insurance companies, and caused some of the worst performances in small cap stocks that we have seen in years. In February and March, technology stocks continued to decline, acting as a drag on Portfolio's performance during the latter stages of the period.

On a relative basis versus the Russell 2000 Growth Index, the small cap portion of the Portfolio was overweighted in energy during the period. In our opinion, energy is one of the few areas where we may actually see an increase in capital spending. Oil and natural gas prices are at unprecedented levels. Moreover, even if oil and natural gas prices were to decline, we believe that energy prices today provide more than enough incentive for additional drilling and exploration. That is why we are bullish on the oil service stocks we currently own.

During the period, another Portfolio focus was health care services, where we were overweighted relative to the Russell 2000 Growth Index. We favored this sector primarily because of favorable demographic trends such as aging baby boomers. At the same time, we anticipate an increase in government reimbursements for Medicare. Moreover, health care was a major campaign issue in the recent presidential election. And with President George W. Bush looking at health care as a place to make his mark, we expect that overall health care spending will rise in the years ahead. In our view, that may help stocks that we own in hospital management as well as managed care.

Within the managed care industry, Trident Health Systems, the largest health maintenance organization in the Commonwealth of Virginia, performed well; and the company's dominant market share and favorable demographics in the state have made us bullish about its growth prospects. Universal Health Services, Inc., the country's third-largest hospital management company, also performed well for the Portfolio during the period.


5 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

Small cap growth stock valuations are the lowest they have been in years relative to other asset classes. We believe this represents an attractive long-term investment opportunity. In our view, when investors start looking for companies that can demonstrate strong earnings growth, they should look to small cap stocks. (Of course, no guarantees can be given that our expectations will be met.)

Market Outlook
Despite continued layoffs and bleak headlines, we believe that most of the recent stock market correction may be behind us. We see positive indicators for the U.S. economy, including the Fed's rate cuts as well as the new tax package passed by Congress. This suggests to us that the U.S. economy may become healthier later this year. In fact, we already see signs that the stock market has begun to anticipate this recovery. The stock market now appears to be fairly valued relative to bonds for the first time since 1996. This -- coupled with the pace of negative earnings revisions peaking around the end of January 2001 -- could help to stabilize the market near these levels. Looking forward, Fed policy may be the key to U.S. market performance.

Though the market has been extremely volatile and no guarantees can be made, our focus on investing in companies that are well-positioned, well-managed and attractively priced should help us to weather the market correction and hopefully reward the Portfolio with superior performance.

Thank you for your investment in the Smith Barney Premier Selections All Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

                Sincerely,            /s/ Lawrence Weissman CFA
                /s/ Alan Blake        Lawrence B. Weissman, CFA
                Alan J. Blake         Vice President and
                Vice President and    Investment Officer
                Investment Officer

                /s/ Timothy Woods CFA
                Timothy Woods, CFA
                Vice President and
                Investment Officer

                May 4, 2001

Please note that the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 9 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of April 30, 2001 and is subject to change.





6 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                        Net Asset Value
                      -------------------
                      Beginning  End      Income    Capital Gain    Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)/

-------------------------------------------------------------------------------
Inception* -- 4/30/01 $11.40    $9.23     $0.00     $0.00         (19.04)%+

-------------------------------------------------------------------------------
            Historical Performance -- Class B Shares

                        Net Asset Value
                      -------------------
                      Beginning  End      Income    Capital Gain    Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)/

-------------------------------------------------------------------------------
Inception* -- 4/30/01 $11.40    $9.18     $0.00     $0.00         (19.47)%+

-------------------------------------------------------------------------------
            Historical Performance -- Class L Shares

                        Net Asset Value
                      -------------------
                      Beginning  End      Income    Capital Gain    Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)/

-------------------------------------------------------------------------------
Inception* -- 4/30/01 $11.40    $9.18     $0.00     $0.00         (19.47)%+

-------------------------------------------------------------------------------
 Average Annual Total Returns+

                                                    Without Sales Charges/(1)/
                                                   --------------------------
                                                   Class A   Class B  Class L

-------------------------------------------------------------------------------
Inception* through 4/30/01                         (19.04)%  (19.47)% (19.47)%

-------------------------------------------------------------------------------

                                                      With Sales Charges/(2)/
                                                    --------------------------
                                                    Class A  Class B  Class L

-------------------------------------------------------------------------------
Inception* through 4/30/01                          (23.08)% (23.50)% (21.11)%

-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Inception date for Class A, B and L shares is June 30, 2000.
 + Total return is not annualized, as it may not be representative of the total return for the year.


7 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Fund at a Glance (unaudited)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Premier Selections All Cap Growth Fund vs. Russell 1000 Growth Index, Russell 2000 Growth Index and Standard & Poor's MidCap 400 Index+

--------------------------------------------------------------------------------
                            June 2000 -- April 2001

                                    [CHART]

                Smith Barney             Smith Barney             Smith Barney

             Premier Selections       Premier Selections       Premier Selections    Russell 1000   Russell 2000   S&P MidCap
            All Cap Growth Fund --  All Cap Growth Fund --   All Cap Growth Fund --  Growth Index   Growth Index   400 Index
               Class A Shares         Class B Shares             Class L Shares
Jun 30, 2000     9,500                10,000                     9,896               10,000         10,000         10,000
Jul 2000         9,200                 9,675                     9,575                9,583          9,143         10,158
Oct 2000         9,208                 9,675                     9,575                9,014          8,823         10,836
Jan 2001         8,675                 9,096                     9,002                7,957          8,282         11,024
Apr 30, 2001     7,692                 7,650                     7,889                6,632          7,293         10,684

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on June 30, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is a capitalization weighted total return index which is compromised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is trades in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include the reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.
   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Industry Diversification+*


[CHART]
Computer Software                     9.3
Diversified/Conglomerate              4.8
Electronics                           9.9
Entertainment & Leisure               6.6
Financial Services                    7.0
Healthcare/Drugs/Hospital Supplies   11.4
Oil & Gas                             5.9
Retail                                9.0
Technology                           10.5
Other                                25.6

                            Investment Breakdown++*

[CHART]

Repurchase Aggreement     3.2%
Common Stock             96.8%

+  As a percentage of total common stock.
++ As a percentage of total investments.
* All information is as of April 30, 2001. Please note that the Portfolio's holdings are subject to change.


8 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                         April 30, 2001



         SHARES                   SECURITY                    VALUE

         --------------------------------------------------------------
         COMMON STOCK -- 96.8%
         Airline -- 0.4%
           101,100 Atlantic Coast Airlines Holdings, Inc.* $ 2,446,620
         -------------------------------------------------------------
         Automotive -- 0.9%
           114,450 Harley-Davidson, Inc.+                    5,275,001
         -------------------------------------------------------------
         Beverage -- 3.6%
           300,000 The Coca-Cola Co.                        13,857,000
           160,750 The Pepsi Bottling Group, Inc.            6,433,215
         -------------------------------------------------------------
                                                            20,290,215
         -------------------------------------------------------------
         Biomedical/Genetics -- 4.5%
            69,300 Abgenix, Inc.*                            2,598,750
           111,950 Affymetrix, Inc.*+                        3,699,947
           200,000 Amgen Inc.*+                             12,228,000
           303,600 Cytyc Corp.*+                             7,149,780
         -------------------------------------------------------------
                                                            25,676,477
         -------------------------------------------------------------
         Computer Software -- 9.0%
           119,200 Activision, Inc.*                         3,249,392
            98,600 Advent Software, Inc.*                    5,519,628
            86,150 Electronic Arts Inc.*+                    4,877,813
           156,200 Interwoven, Inc.*                         2,286,768
            86,600 Mercury Interactive Corp.*+               5,728,590
            79,550 Micromuse Inc.*                           3,937,725
           250,000 Microsoft Corp.*+                        16,937,500
           164,400 Peregrine Systems, Inc.*                  4,238,232
            99,100 Siebel Systems, Inc.*                     4,516,978
         -------------------------------------------------------------
                                                            51,292,626
         -------------------------------------------------------------
         Consumer Products -- 3.3%
           590,000 The Gillette Co.                         16,732,400
            51,300 Sealed Air Corp.*+                        1,990,440
         -------------------------------------------------------------
                                                            18,722,840
         -------------------------------------------------------------
         Diversified/Conglomerate -- 4.6%
           210,000 General Electric Co.+                    10,191,300
           300,000 Tyco International Ltd.+                 16,011,000
         -------------------------------------------------------------
                                                            26,202,300
         -------------------------------------------------------------
         Electronics -- 9.6%
           138,795 The AES Corp.*+                           6,616,358
           109,000 Alpha Industries, Inc.                    2,678,130
            88,600 The Exar Corp.*                           2,578,260
           142,000 Jabil Circuit, Inc.*+                     4,123,680
            98,800 Keithley Instruments, Inc.                2,623,140
           195,800 Lattice Semiconductor Corp.*+             4,822,554
           258,500 Manufacturers' Services Ltd.*             1,137,400
            72,706 Maxim Integrated Products, Inc.*          3,715,277
           111,700 Micrel, Inc.*                             3,793,332
            51,800 Microsemi Corp.                           1,987,048
           166,076 National Semiconductor Corp.*             4,782,989
           113,700 Photronics, Inc.*                         3,264,327
            65,600 Plexus Corp.*                             2,015,232

                      See Notes to Financial Statements.


9 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001



     SHARES                        SECURITY                        VALUE

     -----------------------------------------------------------------------
     Electronics -- 9.6% (continued)
         85,400 Sawtek Inc.*                                    $ 2,100,840
        110,000 Transwitch Corp.*                                 1,908,500
        228,100 TriQuint Semiconductor, Inc.*                     6,621,743
     ----------------------------------------------------------------------
                                                                 54,768,810
     ----------------------------------------------------------------------
     Entertainment & Leisure -- 6.4%
        310,000 AOL Time Warner Inc.*+                           15,655,000
        140,800 Emmis Communications Corp., Class A Shares*+      3,593,216
        189,800 Univision Communications Inc., Class A Shares*+   8,296,158
        300,000 The Walt Disney Co.+                              9,075,000
     ----------------------------------------------------------------------
                                                                 36,619,374
     ----------------------------------------------------------------------
     Financial Services -- 6.8%
        138,660 Ambac Financial Group, Inc.+                      7,461,295
        270,000 Bank One Corp.                                   10,197,900
         55,000 Commerce Bancorp, Inc.                            3,795,000
         55,100 Investors Financial Services Corp.                3,941,854
         51,900 Lehman Brothers Holdings Inc.                     3,775,725
        150,000 Merrill Lynch & Co., Inc.                         9,255,000
     ----------------------------------------------------------------------
                                                                 38,426,774
     ----------------------------------------------------------------------
     Healthcare/Drugs/Hospital Supplies -- 11.0%
        105,000 AmeriSource Health Corp., Class A Shares*+        5,670,000
        109,300 Bergen Brunswig Corp., Class A Shares             2,000,190
        109,800 Biovail Corp.*+                                   4,312,944
        110,000 Johnson & Johnson+                               10,612,800
         84,700 Lincare Holdings Inc.*+                           4,223,989
        200,000 Merck & Co., Inc.                                15,194,000
        250,000 Pfizer Inc.                                      10,825,000
        119,050 Sepracor Inc.*                                    3,138,158
         72,000 Triad Hospitals, Inc.*                            2,214,000
         77,800 Trigon Healthcare, Inc.*                          4,684,338
     ----------------------------------------------------------------------
                                                                 62,875,419
     ----------------------------------------------------------------------
     Insurance -- 4.0%
        135,000 American International Group, Inc.+              11,043,000
        167,364 Arthur J. Gallagher & Co.                         4,220,920
        105,700 XL Capital, Ltd., Class A Shares                  7,483,560
     ----------------------------------------------------------------------
                                                                 22,747,480
     ----------------------------------------------------------------------
     Investment Management/Services -- 3.1%
         55,700 The BISYS Group, Inc.*+                           2,684,740
        195,400 Eaton Vance Corp.                                 6,311,420
        123,850 Factset Research Systems Inc.                     4,396,675
         76,450 Fiserv, Inc.*                                     4,230,743
     ----------------------------------------------------------------------
                                                                 17,623,578
     ----------------------------------------------------------------------
     Machinery -- 1.3%
         66,100 SPX Corp.+                                        7,443,521
     ----------------------------------------------------------------------
     Marketing/Commercial Services -- 1.1%
        176,210 Convergys Corp.*                                  6,431,665
     ----------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001


  SHARES                                                 SECURITY                                                 VALUE

----------------------------------------------------------------------------------------------------------------------------
Oil & Gas -- 5.8%
     84,000 Air Products & Chemicals, Inc.                                                                     $  3,611,160
     50,800 Anadarko Petroleum Corp.                                                                              3,282,696
     42,050 Cooper Cameron Corp.*                                                                                 2,651,673
    137,700 Global Industries, Ltd.*                                                                              2,200,446
    106,400 Marine Drilling Cos., Inc.*                                                                           3,188,808
    108,000 Newfield Exploration Co.*                                                                             3,888,000
     58,100 Smith International, Inc.*+                                                                           4,717,139
     78,550 Stone Energy Corp.*                                                                                   3,903,935
     90,000 Weatherford International, Inc.*+                                                                     5,240,700
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 32,684,557
---------------------------------------------------------------------------------------------------------------------------
Retail -- 8.8%
    162,100 Abercrombie & Fitch Co., Class A Shares*                                                              5,397,930
    400,000 Amazon.com, Inc.*+                                                                                    6,312,000
     95,100 bebe stores, inc.*+                                                                                   2,329,950
    138,100 Best Buy Co., Inc.*+                                                                                  7,602,405
     70,400 Brinker International, Inc.*                                                                          2,020,480
     45,800 CEC Entertainment Inc.*                                                                               2,347,250
    180,700 Genesco Inc.*                                                                                         5,168,020
    300,000 The Home Depot, Inc.+                                                                                14,130,000
    166,200 Pacific Sunwear of California, Inc.*                                                                  4,630,332
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 49,938,367
---------------------------------------------------------------------------------------------------------------------------
Technology -- 10.2%
    144,150 Apple Computer, Inc.*                                                                                 3,674,383
    280,000 Cisco Systems, Inc.*+                                                                                 4,754,400
    350,000 Intel Corp.+                                                                                         10,818,500
    199,800 Lam Research Corp.*+                                                                                  5,914,080
    450,000 Motorola, Inc.+                                                                                       6,997,500
    165,500 PRI Automation, Inc.*                                                                                 3,162,705
     99,300 Rudolph Technologies, Inc.*                                                                           4,775,337
    191,925 Symbol Technologies, Inc.+                                                                            6,045,637
    310,000 Texas Instruments Inc.+                                                                              11,997,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 58,139,542
---------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 2.4%
    310,850 ADC Telecommunications, Inc.*                                                                         2,334,483
     66,800 Amdocs Ltd.*+                                                                                         3,934,520
     47,500 Anaren Microwave, Inc.*                                                                                 807,500
     54,200 Comverse Technology, Inc.*+                                                                           3,712,700
     55,301 Time Warner Telecom Inc., Class A Shares*                                                             2,800,996
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 13,590,199
---------------------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $606,487,249)                                                                              551,195,365
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                                 SECURITY                                                 VALUE

----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
$18,512,000 Goldman Sachs & Co., 4.460% due 5/1/01; Proceeds at maturity -- $18,514,293; (Fully collateralized by U.S. Treasury Bills, Notes & Bonds, 0.000% to 15.750% due 5/3/01 to 2/15/31;
              Market value -- $18,882,247) (Cost -- $18,512,000)                                                 18,512,000
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $624,999,249**)                                                                           $569,707,365
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 7).
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


11 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                             April 30, 2001


 ASSETS:
    Investments, at value (Cost -- $624,999,249)                        $569,707,365
    Cash                                                                         805
    Collateral for securities on loan (Note 7)                           187,644,072
    Receivable for Fund shares sold                                        1,198,073
    Receivable for securities sold                                            62,623
    Dividends and interest receivable                                        137,406

--------------------------------------------------------------------------------------
    Total Assets                                                         758,750,344

--------------------------------------------------------------------------------------
 LIABILITIES:
    Payable for securities on loan (Note 7)                              187,644,072
    Payable for securities purchased                                       2,607,115
    Investment advisory fee payable                                          345,540
    Distribution fees payable                                                170,539
    Payable for Fund shares purchased                                        141,962
    Accrued expenses                                                         409,526

--------------------------------------------------------------------------------------
    Total Liabilities                                                    191,318,754

--------------------------------------------------------------------------------------
 Total Net Assets                                                       $567,431,590

--------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of capital shares                                         $     61,808
    Capital paid in excess of par value                                  700,479,858
    Accumulated net realized loss from security transactions             (77,818,192)
    Net unrealized depreciation of investments                           (55,291,884)

--------------------------------------------------------------------------------------
 Total Net Assets                                                       $567,431,590

--------------------------------------------------------------------------------------
 Shares Outstanding:
    Class A                                                                5,355,156
----------------------------------------------------------------------------------

   Class B                                                                 8,943,880
----------------------------------------------------------------------------------

   Class L                                                                47,509,120
----------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                              $9.23
----------------------------------------------------------------------------------

   Class B *                                                                   $9.18
----------------------------------------------------------------------------------

   Class L **                                                                  $9.18
----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)           $9.72
----------------------------------------------------------------------------------

   Class L (net asset value plus 1.01% of net asset value per share)           $9.27

--------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


12 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                For the Period Ended April 30, 2001 (a)


    INVESTMENT INCOME:
       Dividends                                              $   2,013,754
       Interest                                                   1,294,709

    -------------------------------------------------------------------------
       Total Investment Income                                    3,308,463

    -------------------------------------------------------------------------
    EXPENSES:
       Distribution fees (Note 2)                                 4,801,472
       Investment advisory fee (Note 2)                           3,819,896
       Shareholder and system servicing fees                        528,461
       Registration fees                                            239,591
       Shareholder communications                                   103,852
       Audit and legal                                               42,190
       Directors' fees                                               31,741
       Custody                                                       31,317
       Other                                                          8,973

    -------------------------------------------------------------------------
       Total Expenses                                             9,607,493

    -------------------------------------------------------------------------
    Net Investment Loss                                          (6,299,030)

    -------------------------------------------------------------------------
    REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
       Realized Loss From Security Transactions
       (excluding short-term securities):
         Proceeds from sales                                    312,037,657
         Cost of securities sold                                389,855,849

    -------------------------------------------------------------------------
       Net Realized Loss                                        (77,818,192)

    -------------------------------------------------------------------------
       Change in Net Unrealized Depreciation of Investments:
         Beginning of period                                             --
         End of period                                          (55,291,884)

    -------------------------------------------------------------------------
       Increase in Net Unrealized Depreciation                  (55,291,884)

    -------------------------------------------------------------------------
    Net Loss on Investments                                    (133,110,076)

    -------------------------------------------------------------------------
    Decrease in Net Assets From Operations                    $(139,409,106)

    -------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


13 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Changes in Net Assets     For the Period Ended April 30, 2001 (a)


OPERATIONS:
   Net investment loss                                             $  (6,299,030)
   Net realized loss                                                 (77,818,192)
   Increase in net unrealized depreciation                           (55,291,884)

----------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                           (139,409,106)

----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                      --

----------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                  --

----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                  803,241,421
   Net asset value of shares issued for reinvestment of dividends             --
   Cost of shares reacquired                                         (96,400,725)

----------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions               706,840,696

----------------------------------------------------------------------------------
Increase in Net Assets                                               567,431,590

NET ASSETS:
   Beginning of period                                                        --

----------------------------------------------------------------------------------
   End of period                                                   $ 567,431,590

----------------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


14 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund.The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $6,299,030 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended April 30, 2001, the Portfolio paid transfer agent fees of $496,944 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for its Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the period ended April 30, 2001, SSB and its affiliates received brokerage commissions of $64,513.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a


15 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders
contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2001, SSB received sales charges of $1,426,000 and $1,135,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the period ended April 30, 2001, CDSCs paid to SSB were approximately:

                                           Class B  Class L
-------------------------------------------------------------
CDSCs                                      $184,000 $283,000
------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended April 30, 2001, total Distribution Plan fees were as follows:

                                             Class A  Class B   Class L
--------------------------------------------------------------------------
Distribution Plan Fees                       $101,713 $676,506 $4,023,253
-------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------
Purchases                    $996,343,098
------------------------------------------
Sales                         312,037,657
-----------------------------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------
Gross unrealized appreciation                  $ 43,626,484
Gross unrealized depreciation                   (98,918,368)
-------------------------------------------------------------
Net unrealized depreciation                    $(55,291,884)
------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the period ended April 30, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to


16 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders
the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2001, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, the Portfolio loaned securities having a value of $184,264,646 and holds cash collateral for loaned securities which was invested as follows:

Security Description                                       Value

--------------------------------------------------------------------
Time Deposits:
  Caisse des Depots et Consignations, 4.69% due 5/1/01  $41,092,675
  Credit Agricole Indozuez, G.C., 4.69% due 5/1/01       19,411,982
  DG Bank AG, 4.69% due 5/1/01                           36,852,955
  UBS Securities, 4.66% due 5/1/01                        4,368,490
  Wells Fargo Bank, 4.69% due 5/1/01                     36,852,955
Commercial Paper:
  Phillip Morris, 4.52% due 5/8/01                        7,600,142
Floating Rate Certificate of Deposit:
  First Union National Bank, 5.70% due 2/6/02             4,353,950
Floating Rate Notes:
  American Honda, 6.62% due 9/4/01                           22,064
  Bank One, 6.68% due 7/2/01                             12,253,277
  Bear Stearns Co., 6.59% due 8/3/01                      7,561,537
  Bear Stearns Co., 6.65% due 8/10/01                     1,019,545
  Bear Stearns Co., 6.50% due 9/12/01                     2,170,720
  Bear Stearns Co., 6.61% due 10/30/01                    1,138,802
  First Union National Bank, 6.51% due 5/21/01            4,774,019
  First Union National Bank, 6.61% due 5/23/01            2,365,163
  Household Finance Corp., 6.79% due 10/25/01             1,455,886

Security Description                                  Value

----------------------------------------------------------------
Repurchase Agreement:
  Warburg Dillon Read, 4.49% due 5/1/01            $  3,458,315
Yankee Certificate of Deposit:
  Bank of Montreal, 4.48% due 5/14/01                   891,595
---------------------------------------------------------------
Total                                              $187,644,072
---------------------------------------------------------------

Interest income earned by the Portfolio from securities loaned for the period ended April 30, 2001 was $45,654.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the period ended April 30, 2001, the Portfolio did not enter into any written covered call or put option contracts.


17 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

9.  Capital Loss Carryforward

At April 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $22,370,000 of unused capital loss carryforwards available to offset future capital gains through April 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

10. Capital Shares

At April 30, 2001, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                         Class A     Class B      Class L
-----------------------------------------------------------------------------
Total Paid-in Capital                  $60,342,429 $100,842,515 $539,356,722
----------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                  Period Ended
                                                 April 30, 2001*
                                            -------------------------
                                              Shares       Amount
----------------------------------------------------------------------
Class A
Shares sold                                  7,805,427  $ 86,900,034
Shares issued on reinvestment                       --            --
Shares reacquired                           (2,450,271)  (26,055,337)
---------------------------------------------------------------------
Net Increase                                 5,355,156  $ 60,844,697
---------------------------------------------------------------------
Class B
Shares sold                                 10,002,314  $112,006,441
Shares issued on reinvestment                       --            --
Shares reacquired                           (1,058,434)  (10,327,957)
---------------------------------------------------------------------
Net Increase                                 8,943,880  $101,678,484
---------------------------------------------------------------------
Class L
Shares sold                                 53,581,485  $604,334,946
Shares issued on reinvestment                       --            --
Shares reacquired                           (6,072,365)  (60,017,431)
---------------------------------------------------------------------
Net Increase                                47,509,120  $544,317,515
---------------------------------------------------------------------

*   For the period from June 30, 2000 (inception date) to April 30, 2001.

18 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout the period:

                                     Class A/(1)(2)/ Class B/(1)(2)/ Class L/(1)(2)/

-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $11.40          $11.40           $11.40
-------------------------------------------------------------------------------------
Loss From Operations:
 Net investment loss                   (0.05)          (0.11)           (0.11)
 Net realized and unrealized loss      (2.12)          (2.11)           (2.11)
-------------------------------------------------------------------------------------
Total Loss From Operations             (2.17)          (2.22)           (2.22)
-------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    --              --               --
-------------------------------------------------------------------------------------
Total Distributions                       --              --               --
-------------------------------------------------------------------------------------
Net Asset Value, End of Period         $9.23           $9.18            $9.18
-------------------------------------------------------------------------------------
Total Return++                        (19.04)%        (19.47)%         (19.47)%
-------------------------------------------------------------------------------------
Net Assets, End of Period (000s)     $49,450         $82,069         $435,913
-------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                               1.18%           1.94%            1.94%
 Net investment loss                   (0.55)          (1.32)           (1.29)
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                   53%             53%              53%

-------------------------------------------------------------------------------------

(1) For the period from June 30, 2000 (inception date) to April 30, 2001.
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

19 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report


To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") of Smith Barney Investment Funds Inc. ("Fund") as of April 30, 2001, and the related statements of operations, changes in net assets and the financial highlights for the period from June 30, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for the period from June 30, 2000 to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                         /s/ KPMG

New York, New York
May 8, 2001

20 Smith Barney Premier Selections All Cap Growth Fund | 2001 Annual Report to
                                 Shareholders

                     (This page intentionally left blank.)

                                 SMITH BARNEY
                    PREMIER SELECTIONS ALL CAP GROWTH FUND



          DIRECTORS                   INVESTMENT ADVISOR
          Paul R. Ades                Smith Barney Fund Management LLC
          Herbert Barg
          Dwight B. Crane             DISTRIBUTORS
          Frank Hubbard               Salomon Smith Barney Inc.
          Heath B. McLendon, Chairman PFS Distributors, Inc.
          Jerome Miller
          Ken Miller                  CUSTODIAN
                                      PFPC Trust Company
          OFFICERS
          Heath B. McLendon           TRANSFER AGENT
          President and               Citi Fiduciary Trust Company
          Chief Executive Officer     125 Broad Street, 11th Floor
                                      New York, New York 10004
          Lewis E. Daidone
          Senior Vice President       SUB-TRANSFER AGENT
          and Treasurer               PFPC Global Fund Services
                                      P.O. Box 9699
          Alan J. Blake               Providence, Rhode Island
          Vice President and          02940-9699
          Investment Officer

          Lawrence B. Weissman, CFA
          Vice President and
          Investment Officer

          Timothy Woods, CFA
          Vice President and
          Investment Officer

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Premier Selections All Cap Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Premier Selections All Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS
 ALL CAP GROWTH FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Fund, including management fees and expenses, call or write to your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02330 6/01

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

        PREMIER SELECTIONS SERIES  |  ANNUAL REPORT  |  APRIL 30, 2001



                              [LOGO] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionally Managed./sm/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

Richie Freeman,
Jeffrey J. Russell

RICHIE FREEMAN, JEFFREY J. RUSSELL
Portfolio Managers

   [GRAPHIC]         Premier Selections Series

 Annual Report . April 30, 2001

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


      RICHIE FREEMAN

      Richie Freeman has more than 26 years of securities business experience and has been managing the Fund since its inception.

      Education: BS from Brooklyn College, MBA from New York University

      JEFFREY J. RUSSELL

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been co-managing the Fund since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in two different areas: U.S. equities and international equities. The U.S. equity segment of the Fund invests primarily in common stocks of companies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the Russell 2500 Growth Index. The international equity segment of the Fund invests primarily in equity securities of foreign companies.

      FUND FACTS

      FUND INCEPTION
      -------------------
      June 30, 2000

      MANAGERS' TENURE
      -------------------
      Since Inception

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
      -------------------
      46 Years


                                 CLASS A CLASS B CLASS L
                       ----------------------------------
                       NASDAQ     SPGAX   SPGGX   SPGLX
                       ----------------------------------
                       INCEPTION 6/30/00 6/30/00 6/30/00
                       ----------------------------------




Average Annual Total Returns as of April 30, 2001


                                    Without Sales Charges/(1)/

                                    Class A  Class B  Class L

                 ----------------------------------------------
                 Since Inception+++ (15.44)% (15.96)% (15.96)%

                 ----------------------------------------------

                                    Without Sales Charges/(2)/

                                    Class A  Class B  Class L

                 ----------------------------------------------
                 Since Inception+++ (19.67)% (20.17)% (17.67)%

                 ----------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class A, B and L shares is June 30, 2000.

--------------------------------------------------------------------------------

What's Inside
Your Investment in the Smith Barney Premier
Selections Global Growth Fund.................................................1
A Message from the Chairman ..................................................2
Fund at a Glance..............................................................3
A Letter from the Portfolio Manager...........................................4
Historical Performance........................................................7
Growth of $10,000.............................................................8
Schedule of Investments.......................................................9
Statement of Assets and Liabilities..........................................13
Statement of Operations......................................................14
Statement of Changes in Net Assets...........................................15
Notes to Financial Statements................................................16
Financial Highlights.........................................................20
Independent Auditors' Report................................................ 21

                              [LOGO] Smith Barney
                                     Mutual Funds

                 Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

   YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


Portfolio manager Richie Freeman focuses on identifying innovative companies in front-running industries. Portfolio manager Jeff Russell seeks companies headquartered outside the United States with strong financials and solid business plans. The result?--A portfolio made up of companies that they believe may be well positioned to benefit from positive and dynamic global trends.


[GRAPHIC]

Solid Companies Positioned for Rapid Growth
Richie and Jeff carefully evaluate companies one by one, seeking to own dynamic businesses that they believe show a potential for superior, consistent revenue and earnings growth.


[GRAPHIC]

Seeking to Capture Growth in the U.S. and Abroad
Your investment in the Fund offers you the opportunity to participate in some of Richie and Jeff's best investment ideas. Richie looks to invest in companies with the potential for above-average growth, yet which are unrecognized in the marketplace. Jeff's bottom-up approach to investing means that he emphasizes individual companies outside the U.S. with strong financials and solid plans. A growth-oriented approach combining investments in the U.S. and abroad can be a prudent way to expand your portfolio.


[GRAPHIC]

The "Best of the Best"--the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney Mutual Funds showcasing the best investment ideas of several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options that are distinguished by a highly concentrated focus.


[GRAPHIC]

A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

1 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The year 2001 began as a period of transition for the global markets. Investors witnessed a widespread rationalization of stock valuations across many industries--most notably in the New Economy sectors of technology and telecommunications.

Both the domestic and international markets have struggled during the period. That is why many investors employ an experienced money management team to manage their stock investments.

The Smith Barney Premier Selections Global Growth Fund, launched in June 2000, is managed by Jeff Russell and Richie Freeman and applies a rigorous analysis of companies, sectors and markets to an equal balance of U.S. and international stocks. Guided by Richie's identification of U.S. opportunities and Jeff's globe-trotting, the Smith Barney Premier Selections Global Growth Fund's well-managed, scrupulous research and aggressive strategies in the most dynamic markets may allow you to optimize both the diversity and success of your portfolio.

While there are no guarantees, we believe that the present retrenchment in the global markets may serve as a framework for improved profitability in the months and quarters ahead, possibly setting the stage for a recovery in the latter part of 2001.


Thank you for your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2001



2 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

  Smith Barney Premier Selections Global Growth Fund at a Glance (unaudited)


 Top Five Holdings -- U.S. Equity Segment*@

                 1. Tyco International Ltd............... 3.6%

                 2. Genzyme Corp. -- General Division.... 3.4

                 3. Lehman Brothers Holdings Inc......... 3.2

                 4. IDEC Pharmaceuticals Corp............ 3.1

                 5. Comcast Corp., Class A Special Shares 3.0



 Top Five Holdings -- International Equity Segment*@

                       1. HSBC Holdings PLC........ 1.8%

                       2. Amdocs Ltd............... 1.8

                       3. Canon Inc................ 1.7

                       4. Tomra Systems ASA........ 1.7

                       5. Julius Baer Holdings Ltd. 1.7


                          Industry Diversification*+


Biotechnology                   20.4
Broadcasting/Cable              16.1
Computer Hardware                4.2
Drug Delivery/Testing            5.5
Energy                           5.1
Financial Services              10.7
Managed Healthcare Providers     4.9
Multi-industry                   6.4
Pharmacueticals                 10.3
Semiconductors                   5.1
Other                           11.3


                            Investment Breakdown*++


Repurchase Agreement             0.9
U.S. Equity Segment             55.9
International Equity Segment    43.2

* All information is as of April 30, 2001. Please note that Portfolio holdings are subject to change.
@  As a percentage of total common stock
+  As a percentage of total U.S. equity segment.
++ As a percentage of total investments.


3 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Premier Selections Global Growth Fund ("Portfolio") for the period from June 30, 2000 (commencement of operations) through April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinion of the Portfolio's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain part of the Portfolio's holdings, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 9 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of April 30, 2001 and is subject to change.

Performance Update
For the period since the Portfolio's inception, June 30, 2000, through April 30, 2001, the Portfolio's Class A shares, without and with sales charges, returned negative 15.44% and negative 19.67%, respectively. In comparison, the Russell 2500 Growth Index ("Russell 2500 Growth")/1/ and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned negative 27.75% and negative 17.52%, respectively, for the same period.

U.S. Stocks Portfolio Update
In the U.S. stock portion of the Portfolio, we look to invest in common stocks of companies that we believe to be experiencing or have the potential to experience growth in earnings that exceeds the average rate of earnings growth of companies that comprise the Russell 2500 Growth./3/

When selecting individual securities, we employ a stock-specific approach rather than choosing stocks based on forecasts of the strength of the U.S. economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Portfolio.

We believe that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading), but rather for many years. We prefer to own companies where quality management teams work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

International Stocks Portfolio Update
In the international stock portion of the Portfolio, we look to invest in the equity securities of foreign companies./4/ Equity securities include exchange traded and over-the-counter common stocks and preferred shares, as well as debt securities convertible into equity securities and warrants./5/

--------
1 The Russell 2500 Growth measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
3 Please note that investments in smaller, less known companies and medium-capitalized companies may be more volatile than those of larger companies.
4 Please note that investments in foreign securities involve greater risk than U.S. investments, such as currency fluctuations and political and social stability.
5 Warrants are a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity.


4 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

We emphasize individual security selection while diversifying the Portfolio's assets across various regions and countries, which can help reduce risk. We focus on identifying companies headquartered outside the U.S. that possess strong financials and solid business. We seek to invest in foreign companies that exhibit above-average earnings growth and are led by an effective management team.

We use a rigorous process in carefully evaluating companies, seeking dynamic businesses that we believe show a potential for superior, consistent revenue and earnings growth. Moreover, we also look to own companies that we believe to be strategically positioned to capitalize on the potential growth of the global economy.

U.S. Stock Market Overview
The period proved to be a challenging time for U.S. stocks. The stock market's descent, which began in early 2000, continued through most of April. In our view, the slowdown in business being reported by numerous companies, particularly in the technology and telecommunications industries, is one of the most sudden and dramatic that has occurred in decades. Currently, companies are providing investors with limited guidance as to the expected depth and duration of the slowdown. In recognition of the dramatic slowdown in business and the damage inflicted on the value of stocks, the U.S. Federal Reserve Board ("Fed") began lowering short-term interest rates aggressively in the first quarter of 2001 with their most recent cut on April 18, 2001./6/

In an effort to reverse the effects of the interest rate increases in 2000, the Fed began increasing the money supply in the period at a dramatic rate. Traditionally, this increase in the supply of money is used to finance an expansion of business or would find its way into financial assets. Since monetary policy traditionally acts with a lag effect, we expect the increase in liquidity to begin to filter into the stock market rather than the economy (since businesses currently have ample capacity to produce goods and services) and thus lead to a pickup in U.S. asset values later this year. We have focused on those companies that were financially strong and were able to increase their market share during the U.S. slowdown. And while no guarantees can be given, we believe that these companies should benefit the most from a U.S. market recovery.

International Stock Markets Overview
The period encompassed a sharp slowdown of global economic conditions and an accompanying severe downturn of global financial markets. In our view, the collapse of earnings expectations, specifically within the technology sector, had a negative impact on the Portfolio's international equity segment.

We have had a very tough start to the new investment year. International growth stocks have been under earnings and valuation pressures. A number of corporate managements report a slowing or rapid (depending on industry subsector) contraction of their businesses. The "popping" of the U.S. financial bubble in early 2000 evolved into a significant industrial inventory correction and ultimately, a capital spending and financing recession. A cascade of downward earnings revisions cast a pall on the non-U.S. markets, the magnitude and speed of which surprised most investors.

The Fed cut short-term interest rates repeatedly during 2001 in response to clear signs that the U.S. economy was slowing. The Japanese central bank also adopted an easier monetary policy. The European central bank steadfastly resisted providing monetary easing until May 2001. Paradoxically, despite the reductions of short-term U.S. interest rates, the U.S. dollar firmed versus both major currencies (i.e., yen and Euro) causing currency translation losses during the period. The move to monetary easing by the major global central banks encourages us that liquidity is being provided to counteract the cyclical macroeconomic downturn. While many investors and commentators are impatient for evidence of a quick reacceleration, typically many months elapse before the effects of monetary easing become apparent and measurable in real economic activity.

--------
6 On May 15, 2001, after this letter was written, the Fed cut interest rates by 50 basis points.


5 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

Certain growth sectors in which the Portfolio's international equity segment has significant positions were hard hit during the period. The wireless equipment stocks suffered from concerns of a slowdown in subscriber growth and carrier spending cutbacks. The major drop-off in demand for commercial and consumer electronic products significantly cut the stock prices of Canadian contract electronic manufacturers.

The telephone network operators also experienced a sharp deterioration of value following the overly exuberant bidding for third generation wireless licenses, the delayed implementation of that technology, and the bankruptcy of several competitive providers in the U.S. and Europe. Lastly, several of our mid-cap capital goods stocks were subject to profit-taking, despite no apparent deterioration of business trends.

Market Outlook
During the period, we continued to search for high quality, well-financed growth stocks across the entire spectrum of market capitalizations. The period has been marked by weak stock markets that succumbed to a potent combination of government policy changes, economic slowdown, earnings deterioration in key industries, and sharp swings of investor sentiment. The result has been heightened stock market volatility.

We plan to continue to invest in companies that operate strong and growing businesses, which are led by strong management teams, and which maintain strong balance sheets. We believe that these combinations will enable companies to weather the current difficult business environment, and to emerge with an even stronger competitive position upon an upturn in the economy.

Thank you for your investment in the Smith Barney Premier Selections Global Growth Fund.

Sincerely,

                 /s/ Richard A. Freeman     /s/ Jeff Russell
                 Richard A. Freeman         Jeffrey J. Russell
                 Vice President and         Vice President and
                 Investment Officer         Investment Officer

                 May 14, 2001


6 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares


                        Net Asset Value
                      -------------------
                      Beginning  End      Income    Capital Gain    Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)/

-------------------------------------------------------------------------------
Inception* -- 4/30/01 $11.40    $9.64     $0.00     $0.00         (15.44)%+

-------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
 Period Ended          of Period of Period Dividends Distributions  Return/(1)/

 -------------------------------------------------------------------------------
 Inception* -- 4/30/01 $11.40    $9.58     $0.00     $0.00         (15.96)%+

 -------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
 Period Ended          of Period of Period Dividends Distributions  Return/(1)/

 -------------------------------------------------------------------------------
 Inception* -- 4/30/01 $11.40    $9.58     $0.00     $0.00         (15.96)%+

 -------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                             Without Sales Charges/(1)/
                            --------------------------
                            Class A   Class B  Class L

--------------------------------------------------------
Inception* through 4/30/01+ (15.44)%  (15.96)% (15.96)%

--------------------------------------------------------

                              With Sales Charges/(2)/
                            --------------------------
                            Class A   Class B  Class L

--------------------------------------------------------
Inception* through 4/30/01+ (19.67)%  (20.17)% (17.67)%

--------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *  Inception date for Class A, B and L shares is June 30, 2000.
 + Total return is not annualized, as it may not be representative of the total return for the year.


7 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Smith Barney Premier Selections Global Growth Fund at a Glance (unaudited)


Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Global Growth Fund vs. Russell 2500 Growth Index and MSCI EAFE Index+

-------------------------------------------------------------------------------
                            June 2000 -- April 2001

                                    [CHART]

                    Smith Barney         Smith Barney         Smith Barney
                 Premier Selections   Premier Selections   Premier Selections
                 Global Growth Fund-  Global Growth Fund-  Global Growth Fund-    Russell 2500   MSCI EAFE
                   Class A Shares       Class B Shares       Class L Shares       Growth Index     Index
Jun 30, 2000             9500               10000                9896                10000         10000
Jul 2000                 9358                9842                9740                 9181          9581
Oct 2000                 9292                9754                9653                 9106          8977
Jan 2001                 9067                9500                9401                 8336          8950
Apr 30, 2001             8033                7983                8233                 7225          8248

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on June 30, 2000, assuming deduction of the 5.00% and 1.00% maximum initial sales charges at the time of investment for Class A and L shares and the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                         April 30, 2001



  SHARES                         SECURITY                            VALUE

  ----------------------------------------------------------------------------
  COMMON STOCK -- 99.1%
  ----------------------------------------------------------------------------
  U.S. EQUITY SEGMENT -- 55.9%
  Biotechnology -- 11.4%
   42,100 Amgen Inc. +                                            $ 2,573,994
  110,000 Chiron Corp. +                                            5,281,100
   71,000 COR Therapeutics, Inc. +                                  2,201,000
   24,800 Genentech, Inc. +                                         1,302,000
   62,100 Genzyme Corp. -- General Division +                       6,767,037
   72,400 ImClone Systems Inc. +                                    2,929,304
  150,000 Isis Pharmaceuticals, Inc. +                              1,650,000
   75,000 Nanogen, Inc. +                                             525,000
  ---------------------------------------------------------------------------
                                                                   23,229,435
  ---------------------------------------------------------------------------
  Broadcasting/Cable -- 9.0%
  227,100 AT&T Corp. -- Liberty Media Corp., Class A Shares +       3,633,600
   55,000 Cablevision Systems Corp. -- NY Group, Class A Shares +   3,781,250
   27,500 Cablevision Systems Corp. -- Rainbow Media Group +          581,625
  137,200 Comcast Corp., Class A Special Shares +                   6,024,452
   83,700 Viacom Inc., Class B Shares +                             4,357,422
  ---------------------------------------------------------------------------
                                                                   18,378,349
  ---------------------------------------------------------------------------
  Computer Hardware -- 2.3%
  380,000 Maxtor Corp. +                                            3,032,400
  150,000 Quantum Corp. -- DLT & Storage Systems +                  1,710,000
  ---------------------------------------------------------------------------
                                                                    4,742,400
  ---------------------------------------------------------------------------
  Diversified Technology -- 2.2%
   89,400 AOL Time Warner Inc. +                                    4,514,700
  ---------------------------------------------------------------------------
  Drug Delivery/Testing -- 3.1%
  100,000 Alkermes, Inc. +                                          3,064,000
   70,800 ALZA Corp. +                                              3,236,976
  ---------------------------------------------------------------------------
                                                                    6,300,976
  ---------------------------------------------------------------------------
  Electronics - Military -- 1.8%
   47,000 L-3 Communications Holdings, Inc. +                       3,630,750
  ---------------------------------------------------------------------------
  Energy -- 2.9%
  100,000 Weatherford International, Inc. +                         5,823,000
  ---------------------------------------------------------------------------
  Financial Services -- 6.0%
   90,000 Lehman Brothers Holdings Inc.                             6,547,500
   36,000 Merrill Lynch & Co., Inc.                                 2,221,200
  134,400 Roslyn Bancorp, Inc.                                      3,428,544
  ---------------------------------------------------------------------------
                                                                   12,197,244
  ---------------------------------------------------------------------------
  Healthcare - Miscellaneous -- 0.5%
   50,000 IGEN International, Inc. +                                1,101,500
  ---------------------------------------------------------------------------
  Managed Healthcare Providers -- 2.7%
   85,000 UnitedHealth Group Inc.                                   5,565,800
  ---------------------------------------------------------------------------
  Multi-Industry -- 3.6%
  137,500 Tyco International Ltd.                                   7,338,375
  ---------------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001


        SHARES                    SECURITY                      VALUE

       -------------------------------------------------------------------
       Pharmaceuticals -- 5.7%
          67,400 Forest Laboratories, Inc. +                 $  4,121,510
         126,000 IDEC Pharmaceuticals Corp. +                   6,199,200
          35,200 Vertex Pharmaceuticals Inc. +                  1,357,312
       ------------------------------------------------------------------
                                                               11,678,022
       ------------------------------------------------------------------
       Semiconductors -- 2.9%
         100,000 Intel Corp.                                    3,091,000
          60,000 Micron Technology, Inc. +                      2,722,800
       ------------------------------------------------------------------
                                                                5,813,800
       ------------------------------------------------------------------
       Telecommunications -- 1.8%
         130,000 Adaptive Broadband Corp. +                       123,500
         175,000 C-COR.net Corp. +                              1,260,000
         150,000 TyCom, Ltd. +                                  2,173,500
       ------------------------------------------------------------------
                                                                3,557,000
       ------------------------------------------------------------------
                 TOTAL U.S. EQUITY SEGMENT
                 (Cost -- $120,154,259)                       113,871,351
       ------------------------------------------------------------------
       -------------------------------------------------------------------
       INTERNATIONAL EQUITY SEGMENT -- 43.2%
       Australia -- 0.4%
       1,050,000 ERG Ltd.                                         804,511
       ------------------------------------------------------------------
       Canada -- 3.3%
          70,000 BCE Emergis Inc. +                             1,719,362
          60,000 C-MAC Industries Inc. +                        1,942,727
          60,000 Celestica Inc. +                               3,084,933
       ------------------------------------------------------------------
                                                                6,747,022
       ------------------------------------------------------------------
       Denmark -- 0.9%
          50,000 Novo Nordisk A/S                               1,900,621
       ------------------------------------------------------------------
       Finland -- 1.3%
          73,000 Nokia Oyj                                      2,495,880
           7,000 Nokia Oyj, Sponsored ADR                         239,330
       ------------------------------------------------------------------
                                                                2,735,210
       ------------------------------------------------------------------
       France -- 2.7%
          20,000 Axa SA                                         2,358,365
          24,000 Groupe Danone                                  3,117,298
       ------------------------------------------------------------------
                                                                5,475,663
       ------------------------------------------------------------------
       Germany -- 1.4%
          25,000 Marschollek, Lautenschlaeger und Partner AG    2,770,636
       ------------------------------------------------------------------
       Hong Kong -- 4.1%
         284,209 HSBC Holdings PLC                              3,607,731
         251,000 Hutchison Whampoa Ltd.                         2,711,469
       1,068,000 Li & Fung Ltd.                                 2,026,721
       ------------------------------------------------------------------
                                                                8,345,921
       ------------------------------------------------------------------
       Ireland -- 1.5%
          60,000 Elan Corp. PLC, Sponsored ADR +                3,009,000
       ------------------------------------------------------------------
       Israel -- 1.7%
          60,000 Amdocs Ltd. +                                  3,534,000
       ------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001


  SHARES                          SECURITY                           VALUE

 -----------------------------------------------------------------------------
 Italy -- 1.4%
   200,000 San Paolo -- IMI S.p.A.                                $  2,785,708
 -----------------------------------------------------------------------------
 Japan -- 5.9%
    90,000 Canon Inc.                                                3,533,412
    26,000 Matsushita Communication Industrial Co., Ltd.             1,431,173
    20,000 Murata Manufacturing Co., Ltd.                            1,682,114
        72 NTT DoCoMo, Inc.                                          1,480,390
    33,000 Sony Corp.                                                2,468,288
    16,000 Trend Micro Inc. +                                          724,005
    16,000 Trend Micro Inc. -- New +++                                 712,349
 -----------------------------------------------------------------------------
                                                                    12,031,731
 -----------------------------------------------------------------------------
 Mexico -- 1.3%
 1,210,000 Wal-Mart de Mexico SA de CV                               2,681,912
 -----------------------------------------------------------------------------
 The Netherlands -- 0.5%
   150,000 United Pan-Europe Communications NV +                       930,933
 -----------------------------------------------------------------------------
 Norway -- 1.7%
   220,000 Tomra Systems ASA                                         3,476,162
 -----------------------------------------------------------------------------
 Singapore -- 2.0%
   202,000 Singapore Press Holdings Ltd.                             2,317,760
   260,000 Venture Manufacturing (Singapore) Ltd.                    1,812,792
 -----------------------------------------------------------------------------
                                                                     4,130,552
 -----------------------------------------------------------------------------
 Spain -- 0.7%
   241,000 Amadeus Global Travel Distribution SA, Series A Shares    1,510,657
 -----------------------------------------------------------------------------
 Sweden -- 1.5%
   157,000 Securitas AB, Series B Shares                             3,049,508
 -----------------------------------------------------------------------------
 Switzerland -- 4.9%
       800 Julius Baer Holding Ltd.                                  3,467,635
    75,000 Mettler-Toledo International Inc. +                       3,318,750
     2,000 Novartis AG                                               3,107,960
 -----------------------------------------------------------------------------
                                                                     9,894,345
 -----------------------------------------------------------------------------
 United Kingdom -- 6.0%
   348,500 Capita Group PLC                                          2,483,195
   115,000 COLT Telecom Group PLC +                                  1,577,957
   170,000 Guardian IT PLC                                           2,037,101
   434,203 Serco Group PLC                                           2,453,967
   194,000 Taylor Nelson Sofres PLC                                    628,708
 1,002,766 Vodafone Group PLC                                        3,048,859
 -----------------------------------------------------------------------------
                                                                    12,229,787
 -----------------------------------------------------------------------------
           TOTAL INTERNATIONAL EQUITY SEGMENT
           (Cost -- $114,611,787)                                   88,043,879
 ------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $234,766,046)                                  201,915,230
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001



   FACE
  AMOUNT                                               SECURITY                                                 VALUE

--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$1,843,000 Goldman, Sachs & Co., 4.46% due 5/1/01; Proceeds at maturity -- $1,843,228; (Fully collateralized by U.S. Treasury Bills, Bonds and Notes, 0.00% to 15.75% due 5/3/01 to 2/15/31;
             Market value -- $1,879,861) (Cost -- $1,843,000)                                                $  1,843,000
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $236,609,046*)                                                                           $203,758,230
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

+  Non-income producing security.
++ Security traded on a "when-issued" basis (See Note 9).
*  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


12 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                             April 30, 2001


 ASSETS:
    Investments, at value (Cost -- $236,609,046)                                      $203,758,230
    Cash                                                                                       312
    Receivable for Fund shares sold                                                        208,969
    Dividends and interest receivable                                                      122,507

----------------------------------------------------------------------------------------------------
    Total Assets                                                                       204,090,018

----------------------------------------------------------------------------------------------------
 LIABILITIES:
    Investment advisory fee payable                                                        134,926
    Distribution fee payable                                                                62,074
    Payable for Fund shares purchased                                                       56,807
    Accrued expenses                                                                       218,838

----------------------------------------------------------------------------------------------------
    Total Liabilities                                                                      472,645

----------------------------------------------------------------------------------------------------
 Total Net Assets                                                                     $203,617,373

----------------------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of capital shares                                                       $     21,240
    Capital paid in excess of par value                                                242,872,994
   Accumulated net realized loss from security transactions and foreign currencies      (6,425,423)
    Net unrealized depreciation of investments and foreign currencies                  (32,851,438)

----------------------------------------------------------------------------------------------------
 Total Net Assets                                                                     $203,617,373

----------------------------------------------------------------------------------------------------
 Shares Outstanding:
    Class A                                                                              1,836,320
------------------------------------------------------------------------------------------------
   Class B                                                                               2,440,106
------------------------------------------------------------------------------------------------
   Class L                                                                              16,963,091
------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                            $9.64
------------------------------------------------------------------------------------------------
   Class B *                                                                                 $9.58
------------------------------------------------------------------------------------------------
   Class L **                                                                                $9.58
------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                        $10.15
------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                         $9.68

----------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


13 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                 For the Period Ended April 30, 2001(a)



 INVESTMENT INCOME:
    Interest                                                     $    708,388
    Dividends                                                         678,027
    Less: Foreign withholding tax                                     (71,181)
      Interest expense                                                (12,956)

 ------------------------------------------------------------------------------
    Total Investment Income                                         1,302,278

 ------------------------------------------------------------------------------
 EXPENSES:
    Distribution fee (Note 2)                                       1,805,019
    Investment advisory fee (Note 2)                                1,538,422
    Shareholder and system servicing fees                             209,736
    Registration fees                                                 143,899
    Shareholder communications                                         71,429
    Custody                                                            42,741
    Audit and legal                                                    39,516
    Directors' fees                                                    16,971
    Other                                                               6,533

 ------------------------------------------------------------------------------
    Total Expenses                                                  3,874,266

 ------------------------------------------------------------------------------
 Net Investment Loss                                               (2,571,988)

 ------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTE 3):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)      (6,425,423)
      Foreign currency transactions                                     1,293

 ------------------------------------------------------------------------------
    Net Realized Loss                                              (6,424,130)

 ------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation From:
      Security transactions                                       (32,850,816)
      Foreign currency transactions                                      (622)

 ------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                       (32,851,438)

 ------------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (39,275,568)

 ------------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(41,847,556)

 ------------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


14 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Changes in Net Assets      For the Period Ended April 30, 2001(a)



  OPERATIONS:
     Net investment loss                                        $ (2,571,988)
     Net realized loss                                            (6,424,130)
     Increase in net unrealized depreciation                     (32,851,438)

  ----------------------------------------------------------------------------
     Decrease in Net Assets From Operations                      (41,847,556)

  ----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                --


  ----------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            --

  ----------------------------------------------------------------------------
  FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                            286,433,284
     Cost of shares reacquired                                   (40,968,355)

  ----------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions         245,464,929

  ----------------------------------------------------------------------------
  Increase in Net Assets                                         203,617,373
  NET ASSETS:
     Beginning of period                                                  --

  ----------------------------------------------------------------------------
     End of period                                              $203,617,373

  ----------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


15 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Premier Selections Global Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Large Cap Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2001, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, accumulated net investment loss amounting to $2,570,695 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC, ("SBFM") formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.80% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeing and financial processing for all shareholder accounts and is paid by CFTC. For the period ended April 30, 2001, the Portfolio paid transfer agent fees of $191,143 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the period ended April 30, 2001, SSB and its affiliates received $14,557 in brokerage commissions.


16 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2001, SSB received sales charges of $422,000 and $286,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB for the period ended April 30, 2001 were approximately:

                                   Class B Class L

                             -----------------------
                             CDSCs $58,000 $109,000
                             -----------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended April 30, 2001, total Distribution Plan fees were as follows:

                       Class A Class B   Class L

---------------------------------------------------
Distribution Plan Fees $39,336 $207,720 $1,557,963
--------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------
Purchases $264,040,364
----------------------
Sales       22,848,895
----------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------
Gross unrealized appreciation $ 19,393,135
Gross unrealized depreciation  (52,243,951)
-------------------------------------------
Net unrealized depreciation   $(32,850,816)
-------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the period ended April 30, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or


17 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders
liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2001, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the period ended April 30, 2001, the Portfolio did not enter into any written call or put option contracts.

9. Securities Traded on a When-Issued Basis

The Portfolio may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Beginning on the date the Portfolio enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.


18 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

10. Capital Shares

At April 30, 2001, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                   Class A     Class B     Class L

           -----------------------------------------------------------
           Total Paid-in Capital $20,943,604 $27,904,421 $194,046,209
           ----------------------------------------------------------

Transactions in shares of each class were as follows:

                        Period Ended
                       April 30, 2001*
                  -------------------------
                    Shares       Amount

--------------------------------------------
Class A
Shares sold        2,985,728  $ 33,893,142
Shares reacquired (1,149,408)  (12,840,536)
-------------------------------------------
Net Increase       1,836,320  $ 21,052,606
-------------------------------------------
Class B
Shares sold        2,819,505  $ 31,975,773
Shares reacquired   (379,399)   (3,769,331)
-------------------------------------------
Net Increase       2,440,106  $ 28,206,442
-------------------------------------------
Class L
Shares sold       19,388,031  $220,564,369
Shares reacquired (2,424,940)  (24,358,488)
-------------------------------------------
Net Increase      16,963,091  $196,205,881
-------------------------------------------

*   For the period from June 30, 2000 (inception date) through April 30, 2001.

11. Capital Loss Carryforward

At April 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $2,213,000 of unused capital loss carryforwards available to offset future capital gains expiring April 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

19 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout the period ended April 30:

                                     Class A/(1)(2)/ Class B/(1)(2)/ Class L/(1)(2)/

-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $11.40          $11.40           $11.40

-------------------------------------------------------------------------------------
Loss From Operations:
 Net investment loss                   (0.06)          (0.13)           (0.12)
 Net realized and unrealized loss      (1.70)          (1.69)           (1.70)

-------------------------------------------------------------------------------------
Total Loss From Operations             (1.76)          (1.82)           (1.82)

-------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    --              --               --

-------------------------------------------------------------------------------------
Total Distributions                       --              --               --

-------------------------------------------------------------------------------------
Net Asset Value, End of Period         $9.64           $9.58            $9.58

-------------------------------------------------------------------------------------
Total Return++                        (15.44)%        (15.96)%         (15.96)%

-------------------------------------------------------------------------------------
Net Assets, End of Period (000s)     $17,701         $23,375         $162,541

-------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Other expenses                         1.36%           2.11%            2.07%
 Interest expense                       0.01            0.01             0.01
 Total expenses                         1.37            2.12             2.08
 Net investment loss                   (0.69)          (1.45)           (1.39)

-------------------------------------------------------------------------------------
Portfolio Turnover Rate                   11%             11%              11%

-------------------------------------------------------------------------------------

(1) For the period from June 30, 2000 (inception date) to April 30, 2001.
(2) Per share amounts have been calculated using the average shares method. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


20 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report


The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premier Selections Global Growth Fund (''Portfolio'') of Smith Barney Investment Funds Inc. (''Fund'') as of April 30, 2001, and the related statements of operations, changes in net assets and financial highlights for the period from June 30, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2001, and the results of its operations, changes in its net assets and financial highlights for the period from June 30, 2000 to April 30, 2001, in conformity with the accounting principles generally accepted in the United States of America.

 /s/ KPMG LLP

New York, New York
June 8, 2001

21 Smith Barney Premier Selections Global Growth Fund | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND



            DIRECTORS                   INVESTMENT ADVISER
            Paul R. Ades                Smith Barney Fund
            Herbert Barg                Management LLC
            Dwight B. Crane
            Frank Hubbard               DISTRIBUTORS
            Heath B. McLendon, Chairman Salomon Smith Barney Inc.
            Jerome Miller               PFS Distributors, Inc.
            Ken Miller
                                        CUSTODIAN
            OFFICERS                    PFPC Trust Company
            Heath B. McLendon
            President and               TRANSFER AGENT
            Chief Executive Officer     Citi Fiduciary Trust Company
                                        125 Broad Street, 11th Floor
            Lewis E. Daidone            New York, New York 10004
            Senior Vice President and
            Treasurer                   SUB-TRANSFER AGENT
                                        PFPC Global Fund Services
            Richard Freeman             P.O. Box 9699
            Vice President and          Providence, Rhode Island
            Investment Officer          02940-9699

            Jeffrey J. Russell
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Premier Selections Global Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Premier Selections Global Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



 [LOGO] SalomonSmithBarney
 A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02327 6/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND

--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  APRIL 30, 2001



[LOGO] Smith Barney                                               [LOGO]
       Mutual Funds
Your Serious Money. Professionally Managed./SM/                 HANSBERGER
                                                                  GLOBAL
                                                              INVESTORS, INC.


        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney Hansberger Global Value Fund

 MARKET HIGHLIGHT

We neither make nor rely on "top down" forecasts to make investment decisions. However, we feel there still appears to be "over optimism" with respect to earnings growth expectations and excessive valuations in certain segments of the global equity marketplace. We think this is especially true in the U.S., where we believe company earnings estimates and long-term growth projections remain too high.


The Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers.

                    NASDAQ Symbol
                    -------------
Class A             SGLAX
Class B             SGLBX
Class L             SGLCX


 WHAT'S INSIDE

Shareholder Letter...............................  1

Historical Performance...........................  3

Fund at a Glance.................................  5

Schedule of Investments..........................  6

Statement of Assets and Liabilities..............  9

Statement of Operations.......................... 10

Statements of Changes in Net Assets.............. 11

Notes to Financial Statements.................... 12

Financial Highlights............................. 17

Tax Information.................................. 19

Independent Auditors' Report..................... 20

 Shareholder Letter

[PHOTO]

HEATH B. MCLENDON
Chairman
                         [PHOTO]

                         THOMAS L. HANSBERGER, CFA, CIC
                         Chairman and Chief Executive Officer Hansberger Global Investors, Inc.

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Hansberger Global Value Fund ("Portfolio") for the year ended April 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

For the year ended April 30, 2001 the Portfolio's Class A shares, without and with sales charges, returned negative 10.10% and negative 14.58%, respectively. In comparison, the Morgan Stanley Capital International All-Country World Free Index ("MSCI World Free Index")/1/ returned negative 16.31% for the same period.

Investment Strategy

The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

We employ a "bottom-up"/2/ approach to security selection, focusing primarily on identifying individual securities that meet the Portfolio's value criteria. The Portfolio seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

Market and Economic Overview

The past year was marked by extreme volatility and a sharp correction in global equity markets. While this was especially pronounced in the most highly valued economic sectors, rising equity risk premiums and increased correlations between sectors and markets led to weak investment performance, regardless of investment style or geographic focus. In addition to equity market weakness, returns from investments that are not dollar denominated have been impacted by the relentless strength in the U.S. dollar. Over the year, the dollar has appreciated versus the euro, the pound sterling and the yen. Considering that the Portfolio maintained an underweighted exposure to the U.S. during the period and the Portfolio does not hedge currency, the dollar's strength detracted from performance. Nonetheless, the Portfolio outperformed its benchmark, the MSCI World Free Index ("Index") during the period. We believe the Portfolio's outperformance is attributable, as least in part, to the Portfolio's "value-oriented" style which focuses on strong company fundamentals with what we perceive to be an undervalued share price. We believe this style has enabled us to avoid investing in many of the previously high-flying sectors.

The Portfolio benefited from a substantial underweighted position in North America over the past twelve months. Moreover, good stock selection vis-a-vis the Index constituents has been a major driver of relative performance. Over the period, however, we increased our investments in North America, as we believe the market's correction is presenting substantial long-term investment opportunities. Approximately 43% of total assets are now invested in North America versus 24% one year ago. Our investment process has identified opportunities across economic sectors that we believe will deliver strong performance over the next investment cycle. Key sector additions in North America include defensive pharmaceutical and consumer staple stocks, along with cyclical industrial, consumer discretionary, and select technology issues. Stocks added to the Portfolio in these sectors include IBM, Microsoft, Caterpillar, Gap, Albertson's and Johnson & Johnson, to name a few. These stocks share a common

--------
1 The MSCI World Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note an investor cannot invest directly in an index.
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

1 Smith Barney Hansberger Global Value Fund  | 2001 Annual Report to
                                 Shareholders
investment thesis: i) strong corporate franchises, ii) better earnings visibility than the overall market, and iii) at the time of purchase, each was trading well below our assessment of the company's intrinsic value. The results have been positive, with stock selection in the region being the Portfolio's largest single positive contribution to performance led by these issues.

During the year, we also increased our exposure to developed Europe and to the U.K. The Portfolio's holdings have performed well ahead of the benchmark's returns in both regions. The largest sector allocations have been to financials and energy. Energy stocks continued to benefit from high oil prices and increasing production volumes. Moreover, the energy stocks held in the Portfolio trade at a substantial valuation discount when compared with their U.S. counterparts. Financial stocks in the U.K. have benefited from the gradual lowering of interest rates by the Bank of England and ongoing industry consolidation in the country. While European financials have lagged, we expect recently- passed pension and tax reform measures to be a significant catalyst for performance going forward. In our view, the recently announced takeover of Dresdner Bank by Allianz may be a precursor of things to come in Europe, as companies seek to gain economies of scale and efficiency in the single currency zone.

Japan and the Far East were difficult markets for the Portfolio during the period. In Japan, where the Portfolio's weight has been reduced from 18% last year to less than 10% currently, we remain concerned about the resistance to implement necessary reforms. Compelling valuations aside, we feel the risk in Japan is "structural" as opposed to "cyclical," making it difficult for us to be bullish on the region. Recently elected Prime Minister Junichiro Koizumi may be able to bring about the necessary change in Japan. However, following years of false starts, we are inclined to wait for further evidence of reform before aggressively increasing our exposure to the country. During the period, the Portfolio sold positions in Japan's technology and financial sectors and replaced them with what we view as more compelling investment opportunities in the U.S., Europe and the U.K. Currently, the Portfolio's exposure to Japan is in a limited number of companies in select industries. However, we have identified a number of possible investment opportunities if the catalysts that we have identified start to appear.

Outlook

We neither make nor rely on "top down" forecasts to make investment decisions. However, there still appears to be "over optimism" with respect to earnings growth expectations and excessive valuations in certain segments of the global equity marketplace. This is especially true in the U.S., where we believe company earnings estimates and long-term growth projections remain too high. Until valuations are reconciled with underlying company fundamentals, it may be difficult for the broad markets, as measured by the indices, to generate significant positive returns. In our opinion, our investment philosophy, with its focus on company fundamentals and a value bias, should do well in this environment, however. The recent market shakeout has impacted companies across the board, giving investors an enormous opportunity to buy high quality businesses at discount prices. We continue to focus on those franchises that have well-established business models, strong management teams and more predictable long-term earnings and cash flow, regardless of geographic location. Many of these companies will emerge from the current downturn stronger and more competitive than ever.

We thank you for your investment and look forward to your continued confidence.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman
                        /s/ Thomas L. Hansberger
                        Thomas L. Hansberger, CFA, CIC
                        Chairman and Chief Executive Officer
                        Hansberger Global Investors, Inc.

May 14, 2001

Please note that the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 6 through 8 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of April 30, 2001 and is subject to change.

2 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                               Net Asset Value
                              -----------------
                              Beginning  End    Income     Total
Year Ended                    of Year   of Year Dividends Returns/(1)/

-----------------------------------------------------------------------
4/30/01                       $13.14    $11.79  $0.02     (10.10)%
----------------------------------------------------------------------
4/30/00                        12.00     13.14   0.03       9.75
----------------------------------------------------------------------
4/30/99                        12.99     12.00   0.12      (6.56)
----------------------------------------------------------------------
Inception* -- 4/30/98          11.40     12.99   0.02      14.13+
----------------------------------------------------------------------
  Total                                         $0.19
----------------------------------------------------------------------

 Historical Performance -- Class B Shares

                               Net Asset Value
                              -----------------
                              Beginning  End    Income     Total
Year Ended                    of Year   of Year Dividends Returns/(1)/

-----------------------------------------------------------------------
4/30/01                       $13.03    $11.62  $0.00     (10.82)%
----------------------------------------------------------------------
4/30/00                        11.97     13.03   0.00       8.86
----------------------------------------------------------------------
4/30/99                        12.96     11.97   0.04      (7.27)
----------------------------------------------------------------------
Inception* -- 4/30/98          11.40     12.96   0.02      13.87+
----------------------------------------------------------------------
  Total                                         $0.06
----------------------------------------------------------------------

 Historical Performance -- Class L Shares

                               Net Asset Value
                              -----------------
                              Beginning  End    Income     Total
Year Ended                    of Year   of Year Dividends Returns/(1)/

-----------------------------------------------------------------------
4/30/01                       $13.02    $11.62  $0.00     (10.75)%
----------------------------------------------------------------------
4/30/00                        11.97     13.02   0.00       8.77
----------------------------------------------------------------------
4/30/99                        12.96     11.97   0.04      (7.27)
----------------------------------------------------------------------
Inception* -- 4/30/98          11.40     12.96   0.02      13.87+
----------------------------------------------------------------------
  Total                                         $0.06
----------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                               Net Asset Value
                              -----------------
                              Beginning  End    Income     Total
Year Ended                    of Year   of Year Dividends Returns/(1)/

-----------------------------------------------------------------------
4/30/01                       $13.16    $11.81  $0.08     (9.64)%
----------------------------------------------------------------------
4/30/00                        12.03     13.16   0.08     10.07
----------------------------------------------------------------------
4/30/99                        13.00     12.03   0.15     (6.17)
----------------------------------------------------------------------
Inception* -- 4/30/98          12.44     13.00   0.00      4.50+
----------------------------------------------------------------------
  Total                                         $0.31

-----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


3 Smith Barney Hansberger Global Value Fund |
                      2001 Annual Report to Shareholders

 Average Annual Total Returns



                                  Without Sales Charges/(1)/
                              ----------------------------------
                              Class A  Class B  Class L  Class Y

-----------------------------------------------------------------
Year Ended 4/30/01            (10.10)% (10.82)% (10.75)% (9.64)%
----------------------------------------------------------------
Inception* through 4/30/01      1.53     0.74     0.74   (1.02)
----------------------------------------------------------------
                                   With Sales Charges/(2)/
                              ----------------------------------
                              Class A  Class B  Class L  Class Y

-----------------------------------------------------------------
Year Ended 4/30/01            (14.58)% (15.28)% (12.52)% (9.64)%
----------------------------------------------------------------
Inception* through 4/30/01     (0.01)    0.15     0.43   (1.02)
----------------------------------------------------------------

 Cumulative Total Returns

                                        Without Sales Charges/(1)/

-------------------------------------------------------------------
Class A (Inception* through 4/30/01)              5.22%
------------------------------------------------------------------
Class B (Inception* through 4/30/01)              2.50
------------------------------------------------------------------
Class L (Inception* through 4/30/01)              2.50
------------------------------------------------------------------
Class Y (Inception* through 4/30/01)             (3.18)
------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


4 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Global Value Fund at a Glance (unaudited)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Hansberger
Global Value Fund vs. MSCI All Country World Free Index+

--------------------------------------------------------------------------------
                          December 1997 -- April 2001

[CHART]
             Global          Global         Global                MSCI
             Value           Value          Value             All Country
  Date      Class A         Class B         Class L         World Free Index
  ----      -------         -------         -------         ----------------
12/19/97      9,500          10,000           9,896             10,000
  4/98       10,843          11,387          11,268             11,643
 10/98        8,589           8,980           8,886             11,132
  4/99       10,131          10,559          10,449             13,399
 10/99       10,562          10,965          10,851             14,028
  4/00       11,119          11,194          11,366             15,140
 10/00       10,078          10,383          10,275             14,139
 4/30/01      9,996          10,250          10,144             11,832

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Morgan Stanley Capital International ("MSCI") All Country World Free Index includes 47 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The performance of the Portfolio's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                              Top Ten Holdings*#

        1. International Business Machines Corp.................... 2.7%

        2. Microsoft Corp.......................................... 2.4

        3. The Gap, Inc............................................ 2.2

        4. Compagnie de Saint-Gobain............................... 2.2

        5. HSBC Holdings PLC....................................... 2.1

        6. The B.F. Goodrich Co.................................... 1.9

        7. Albertson's, Inc........................................ 1.8

        8. Unilever PLC............................................ 1.8

        9. Halliburton Co.......................................... 1.7

        10. J.P. Morgan Chase & Co................................. 1.6

* All information is as of April 30, 2001. Please note that Portfolio holdings are subject to change.

                           Investment Allocation*++



[CHART]

                         South America          1.1%
                         North America         43.0%
                         Asia/Pacific          14.3%
                         Repurchase Agreement   3.1%
                         Europe                37.5%
                         Other                  1.0%

#  As a percentage of total stocks.
++ As a percentage of total investments.

5 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                         April 30, 2001




          SHARES                   SECURITY                    VALUE

         ---------------------------------------------------------------
         STOCK -- 96.9%
         Bermuda -- 1.0%
            31,000 XL Capital, Ltd.                         $ 2,194,800
         --------------------------------------------------------------
         Brazil  -- 1.1%
           103,000 Companhia Vale do Rio Doce ADR             2,389,600
         --------------------------------------------------------------
         Canada -- 1.1%
            55,000 Alcan Inc.                                 2,447,500
         --------------------------------------------------------------
         Croatia -- 0.8%
           154,800 Pliva d.d. GDR++                           1,811,160
         --------------------------------------------------------------
         Finland -- 1.1%
            80,000 TietoEnator Oyj                            2,461,211
         --------------------------------------------------------------
         France -- 3.1%
            30,500 Compagnie de Saint-Gobain                  4,597,039
            15,000 TotalFinaElf S.A.                          2,234,241
         --------------------------------------------------------------
                                                              6,831,280
         --------------------------------------------------------------
         Germany -- 3.8%
            45,500 Adidas-Salomon AG                          2,743,151
            32,000 E.On AG                                    1,607,235
            17,500 SAP AG                                     2,792,801
            21,000 Volkswagen AG                              1,044,508
         --------------------------------------------------------------
                                                              8,187,695
         --------------------------------------------------------------
         Hong Kong -- 4.2%
           450,000 China Mobile Ltd.+                         2,209,899
           341,581 HSBC Holdings PLC                          4,336,007
           248,600 Hutchinson Whampoa Ltd.                    2,685,543
         --------------------------------------------------------------
                                                              9,231,449
         --------------------------------------------------------------
         Ireland -- 1.3%
           290,000 Bank Of Ireland                            2,779,413
         --------------------------------------------------------------
         Italy -- 3.6%
           660,000 Banca Nazionale del Lavoro                 2,100,718
           470,000 ENI S.p.A.                                 3,219,035
         1,750,000 Parmalat Finanziaria S.p.A.+               2,479,386
         --------------------------------------------------------------
                                                              7,799,139
         --------------------------------------------------------------
         Japan -- 8.1%
           250,000 Hitachi, Ltd.                              2,424,414
            25,000 MABUCHI MOTOR CO., Ltd.                    2,507,387
           109,000 Matsushita Electric Industrial Co., Ltd.   1,817,623
           131,000 NEC Corp.                                  2,391,266
            13,000 ROHM COMPANY LIMITED                       2,294,087
            98,000 SANKYO COMPANY LIMITED                     2,046,707
           325,000 The Sumitomo Trust & Banking Co., Ltd.     2,207,269
            33,800 TDK CORPORATION                            1,964,496
         --------------------------------------------------------------
                                                             17,653,249
         --------------------------------------------------------------

                      See Notes to Financial Statements.


6 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001


 SHARES                         SECURITY                         VALUE

--------------------------------------------------------------------------
Mexico -- 1.4%
   80,238 Cemex S.A. de C.V., ADR                              $1,859,114
   33,000 Telefonos de Mexico S.A. de C.V. ADR, Class L Shares  1,141,800
-------------------------------------------------------------------------
                                                                3,000,914
-------------------------------------------------------------------------
Netherlands -- 3.8%
   33,892 ING Groep NV                                          2,312,853
  218,349 Koninklijke KPN NV                                    2,667,656
  121,000 Wolters Kluwer NV                                     3,344,960
-------------------------------------------------------------------------
                                                                8,325,469
-------------------------------------------------------------------------
Norway -- 1.2%
  253,700 Petroleum Geo-Services ASA+                           2,630,674
-------------------------------------------------------------------------
Russia -- 1.1%
   53,600 OAO LUKoil Holdings ADR                               2,298,100
-------------------------------------------------------------------------
Slovakia -- 0.1%
    1,400 Slovakofarma A.S.                                        29,412
   88,850 Slovakofarma A.S. GDR++                                 108,841
-------------------------------------------------------------------------
                                                                  138,253
-------------------------------------------------------------------------
South Korea -- 2.0%
   69,600 Korea Telecom Corp. ADR                               1,923,048
  117,700 Pohang Iron & Steel Co., Ltd. ADR                     2,355,177
-------------------------------------------------------------------------
                                                                4,278,225
-------------------------------------------------------------------------
Sweden -- 2.2%
  100,000 Atlas Copco AB, Class B Shares                        2,141,953
  166,000 Electrolux AB, Class B Shares                         2,739,461
-------------------------------------------------------------------------
                                                                4,881,414
-------------------------------------------------------------------------
Switzerland -- 4.1%
    1,600 Novartis AG                                           2,486,368
      360 Roche Holding AG                                      2,585,509
    8,700 Swisscom AG                                           2,261,629
    4,200 Zurich Financial Services AG                          1,493,688
-------------------------------------------------------------------------
                                                                8,827,194
-------------------------------------------------------------------------
United Kingdom -- 11.3%
   67,400 Barclays PLC                                          2,168,843
  386,267 British Airways PLC                                   1,945,400
  340,443 British Telecommunications PLC                        2,713,178
  330,000 The Great Universal Stores PLC                        2,561,488
  305,700 Kingfisher PLC                                        1,967,186
  226,000 Lloyds TSB Group PLC                                  2,360,533
  270,000 Nycomed Amersham PLC                                  2,055,200
  936,963 Rolls-Royce PLC                                       2,858,844
  148,776 Standard Chartered PLC                                2,111,657
  490,000 Unilever PLC                                          3,705,270
-------------------------------------------------------------------------
                                                               24,447,599
-------------------------------------------------------------------------

                      See Notes to Financial Statements.


7 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             April 30, 2001




  SHARES                                               SECURITY                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------
United States -- 40.5%
   112,300 Albertson's, Inc.                                                                                $     3,750,820
    44,400 American Home Products Corp.                                                                           2,564,100
   102,000 The B.F. Goodrich Co.                                                                                  4,018,800
    59,300 Bank of America Corp.                                                                                  3,320,800
    60,000 Bristol-Myers Squibb Co.                                                                               3,360,000
    60,000 Caterpillar, Inc.                                                                                      3,012,000
    65,000 Deere & Co.                                                                                            2,669,550
    48,300 Electronic Data Systems Corp.                                                                          3,115,350
    80,000 FedEx Corp.+                                                                                           3,365,600
   167,000 The Gap, Inc.                                                                                          4,627,570
    80,600 Halliburton Co.                                                                                        3,482,726
    88,700 ICN Pharmaceuticals, Inc.                                                                              2,272,494
    50,000 International Business Machines Corp.                                                                  5,757,000
    72,200 J.P. Morgan Chase & Co.                                                                                3,464,156
    25,900 Johnson & Johnson                                                                                      2,498,832
    92,500 Lafarge Corp.                                                                                          3,121,875
   104,000 McDonald's Corp.                                                                                       2,860,000
    74,600 Microsoft Corp.+                                                                                       5,054,150
    60,100 NCR Corp.+                                                                                             2,825,301
    75,000 NIKE, Inc., Class B Shares                                                                             3,135,750
    67,000 Praxair, Inc.                                                                                          3,171,110
    50,600 The Procter & Gamble Co.                                                                               3,038,530
    66,000 Protective Life Corp.                                                                                  1,974,720
    63,984 Qwest Communications International Inc.+                                                               2,616,980
   254,000 Unisys Corp.+                                                                                          3,058,160
    61,740 Verizon Communications Inc.                                                                            3,400,022
    22,568 VoiceStream Wireless Corp.+                                                                            2,369,640
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 87,906,036
---------------------------------------------------------------------------------------------------------------------------
           TOTAL STOCK
           (Cost -- $195,806,240)                                                                               210,520,374
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                               SECURITY                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.1%
$6,667,000 CIBC Wood Gundy Securities Inc., 4.420% due 5/1/00; Proceeds at maturity -- $6,667,819;
             (Fully collateralized by U.S. Treasury Bills, 0.000% due 10/25/01; Market value -- $6,800,985)
            (Cost -- $6,667,000)                                                                                  6,667,000
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $202,473,240*)                                                                             $217,187,374
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

 +  Non-income producing security.
 ++ Security is exempt under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


8 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                             April 30, 2001

 ASSETS:
    Investments, at value (Cost -- $202,473,240)                                    $217,187,374
    Foreign currency, at value (Cost -- $11)                                                  11
    Cash                                                                                     215
    Dividends and interest receivable                                                    830,233
    Receivable for Fund shares sold                                                       19,093

--------------------------------------------------------------------------------------------------
    Total Assets                                                                     218,036,926

--------------------------------------------------------------------------------------------------
 LIABILITIES:
    Management fee payable                                                               207,018
    Payable for Fund shares purchased                                                     46,602
    Distribution fees payable                                                              9,194
    Accrued expenses                                                                     127,784

--------------------------------------------------------------------------------------------------
    Total Liabilities                                                                    390,598

--------------------------------------------------------------------------------------------------
 Total Net Assets                                                                   $217,646,328

--------------------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of capital shares                                                     $     18,471
    Capital paid in excess of par value                                              227,902,770
    Undistributed net investment income                                                  426,035
   Accumulated net realized loss on security transactions and foreign currencies     (25,397,588)
    Net unrealized appreciation of investments and foreign currencies                 14,696,640

--------------------------------------------------------------------------------------------------
 Total Net Assets                                                                   $217,646,328

--------------------------------------------------------------------------------------------------
 Shares Outstanding:
    Class A                                                                              879,353
----------------------------------------------------------------------------------------------
   Class B                                                                             1,761,689
----------------------------------------------------------------------------------------------
   Class L                                                                               524,461
----------------------------------------------------------------------------------------------
   Class Y                                                                            15,305,065
----------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                         $11.79
----------------------------------------------------------------------------------------------
   Class B *                                                                              $11.62
----------------------------------------------------------------------------------------------
   Class L **                                                                             $11.62
----------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                         $11.81
----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share
   Class A (net asset value plus 5.26% of net asset value per share)                      $12.41
----------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                      $11.74

--------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


9 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                      For the Year Ended April 30, 2001


 INVESTMENT INCOME:
    Dividends                                                    $   4,040,544
    Interest                                                           602,068
    Less: Foreign withholding tax                                     (285,769)

 -------------------------------------------------------------------------------
    Total Investment Income                                          4,356,843

 -------------------------------------------------------------------------------
 EXPENSES:
    Management fee                                                   2,207,396
    Distribution fees                                                  369,377
    Custody                                                             94,902
    Registration fees                                                   84,253
    Shareholder and system servicing fees                               82,427
    Audit and legal                                                     36,246
    Shareholder communications                                          29,521
    Directors' fees                                                     19,868
    Other                                                               16,348

 -------------------------------------------------------------------------------
    Total Expenses                                                   2,940,338
 ------------------------------------------------------------------------------
 Net Investment Income                                               1,416,505

 -------------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTE 3):
    Realized Loss From:
      Security transactions (excluding short-term securities)      (16,628,429)
      Foreign currency transactions                                   (415,094)

 -------------------------------------------------------------------------------
    Net Realized Loss                                              (17,043,523)

 -------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation (Note 9)                (8,035,932)

 -------------------------------------------------------------------------------
 Net Loss on Investments                                           (25,079,455)

 -------------------------------------------------------------------------------
 Decrease in Net Assets From Operations                           $(23,662,950)

 -------------------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Hansberger Global Value Fund  | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets              For the Years Ended April 30,



                                                                                        2001          2000

----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                           $   1,416,505  $  1,362,503
   Net realized gain (loss)                                                          (17,043,523)   14,514,785
   Increase (decrease) in net unrealized appreciation                                (8,035,932 )    6,040,645

----------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                                 (23,662,950)   21,917,933

----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                              (1,321,238)   (1,199,656)

----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                          (1,321,238)   (1,199,656)

----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                                  158,944,573    59,522,830
   Net asset value of shares issued in connection with the transfer
     of Smith Barney Hansberger Global Small Cap Value Fund's net assets (Note 9)      7,877,684            --
   Net asset value of shares issued for reinvestment of dividends                         24,106        40,655
   Cost of shares reacquired                                                        (168,586,505)  (54,500,529)

----------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions                     (1,740,142)    5,062,956

----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                    (26,724,330)   25,781,233

NET ASSETS:
   Beginning of year                                                                 244,370,658   218,589,425

----------------------------------------------------------------------------------------------------------------
   End of year*                                                                    $ 217,646,328  $244,370,658

----------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                                      $426,035      $389,238

----------------------------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.

11 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund ("Portfolio") is separate investment portfolio of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Government Securities Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determine the existence of a dividend declaration after exercising reasonable due diligence;
(h) direct expenses are charged to each class; management fee and general expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2001, reclassifications were made to the capital account of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under tax income regulations. Accordingly, a portion of accumulated net realized loss amounting to $1,848,895 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these adjustments; (l) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.



12 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.95% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. SBFM pays Hansberger a fee of 0.50% of the average daily net assets of the Portfolio, for the services Hansberger provides as sub-investment advisor. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended April 30, 2001, the Portfolio paid transfer agent fees of $46,755 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the year ended April 30, 2001, SSB and its affiliates received brokerage commissions of $30,625.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2001, CDSC's paid to SSB and sales charges received by SSB and CFBDS were approximately:

                                    Class A Class B  Class L

-------------------------------------------------------------
CDSCs                                    -- $122,000 $1,000
------------------------------------------------------------
Sales charges                       $19,000       --  9,000
------------------------------------------------------------
Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended April 30, 2001, total Distribution Plan fees incurred by the Portfolio were:

                                Class A Class B  Class L

---------------------------------------------------------
Distribution Plan Fees          $35,180 $256,784 $77,413
--------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:



---------------------------------------
Purchases                 $164,007,565
--------------------------------------
Sales                      165,930,397
--------------------------------------

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------
Gross unrealized appreciation               $ 26,622,067
Gross unrealized depreciation                (11,907,933)
---------------------------------------------------------
Net unrealized appreciation                 $ 14,714,134
---------------------------------------------------------


13 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended April 30, 2001, the Portfolios did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Portfolio did not hold any futures contracts.

6. Concentration of Risk

The Portfolio's investments in foreign securities may involve risks not present in domestic investments.

Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


14 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

7.  Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, the Portfolio did not hold any securities on loan.

8.  Capital Loss Carryforward

At April 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $6,021,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for the Portfolio is indicated below. Expiration occurs on April 30 of the year indicated:

                                             2006      2007       2008

--------------------------------------------------------------------------
Carryforward Amounts                       $547,000 $1,489,000 $3,985,000
-------------------------------------------------------------------------

9.  Transfer of Net Assets

On December 1, 2000, the Portfolio acquired the assets and certain liabilities of the Smith Barney Hansberger Global Small Cap Value Fund pursuant to a plan of reorganization approved by Smith Barney Hansberger Global Small Cap Value Fund shareholders on December 1, 2000. Total shares issued by the Portfolio and the total net assets of the Smith Barney Hansberger Global Small Cap Value Fund and the Portfolio on the date of transfer were as follows:

                                                                                      Total Net Assets
                                                                                      of the Smith Barney
                                                                                      Hansberger Global
                                                                     Shares Issued    Small Cap Value     Total Net Assets
Acquired Fund                                                        by the Portfolio    Fund             of the Portfolio

---------------------------------------------------------------------------------------------------------------------------
Smith Barney Hansberger Global Small Cap Value Fund                  672,129          $7,877,684          $218,420,956
--------------------------------------------------------------------------------------------------------------------------

The total net assets of the Smith Barney Hansberger Global Small Cap Value Fund before acquisition included unrealized depreciation of $1,955,207, accumulated net realized loss of $5,143,033 and undistributed net investment loss of $13. Total net assets of the Portfolio immediately after the transfer were $226,298,640. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Capital Shares

At April 30, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for the
Portfolio:

                             Class A     Class B    Class L     Class Y

---------------------------------------------------------------------------
Total Paid-in Capital      $11,242,699 $22,343,634 $6,660,816 $187,674,092
--------------------------------------------------------------------------

15 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                                                Year Ended                 Year Ended
                                                              April 30, 2001             April 30, 2000
                                                        --------------------------- -------------------------
                                                           Shares        Amount       Shares       Amount

--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                              10,211,510  $ 128,447,995   3,100,354  $ 40,917,265
Shares issued on reinvestment                                 1,984         24,106       2,972        40,655
Net asset value of shares issued in connection with the
 transfer of the SB Hansberger Global Small Cap Value
 Fund's net assets                                          134,449      1,580,626          --            --
Shares reacquired                                       (10,864,771)  (136,895,696) (3,121,860)  (41,360,636)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                               (516,828) $  (6,842,969)    (18,534) $   (402,716)
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                  54,244  $     653,681     286,562  $  3,619,345
Shares issued on reinvestment                                    --             --          --            --
Net asset value of shares issued in connection with the
 transfer of the SB Hansberger Global Small Cap Value
 Fund's net assets                                          197,367      2,290,051          --            --
Shares reacquired                                          (948,199)   (11,548,100)   (612,701)   (7,931,183)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                               (696,588) $  (8,604,368)   (326,139) $ (4,311,838)
-------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                               1,258,010  $  15,298,827     117,436  $  1,491,901
Shares issued on reinvestment                                    --             --          --            --
Net asset value of shares issued in connection with the
 transfer of the SB Hansberger Global Small Cap Value
 Fund's net assets                                           52,487        608,501          --            --
Shares reacquired                                        (1,468,236)   (17,873,874)   (164,426)   (2,085,363)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                               (157,739) $  (1,966,546)    (46,990) $   (593,462)
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                               1,142,636  $  14,544,070   1,028,834  $ 13,494,319
Shares issued on reinvestment                                    --             --          --            --
Net asset value of shares issued in connection with the
 transfer of the SB Hansberger Global Small Cap Value
 Fund's net assets                                          287,826      3,398,506          --            --
Shares reacquired                                          (191,719)    (2,268,835)   (231,195)   (3,123,347)
-------------------------------------------------------------------------------------------------------------
Net Increase                                              1,238,743  $  15,673,741     797,639  $ 10,370,972
-------------------------------------------------------------------------------------------------------------

16 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(2)/

----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.14    $12.00    $12.99    $11.40

----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                 0.05      0.06      0.37      0.05
 Net realized and unrealized gain (loss)   (1.38)     1.11     (1.24)     1.56

----------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.33)     1.17     (0.87)     1.61

----------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.02)    (0.03)    (0.12)    (0.02)

----------------------------------------------------------------------------------
Total Distributions                        (0.02)    (0.03)    (0.12)    (0.02)

----------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.79    $13.14    $12.00    $12.99

----------------------------------------------------------------------------------
Total Return                              (10.10)%    9.75%    (6.56)%   14.13%++

----------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $10,367   $18,339   $16,974   $27,478

----------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(3)/                              1.49%     1.42%     1.55%     1.71%+
 Net investment income                      0.39      0.48      3.42      1.25+

----------------------------------------------------------------------------------
Portfolio Turnover Rate                      74 %       50%       28%        1%

----------------------------------------------------------------------------------

Class B Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(2)/

----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.03    $11.97    $12.96    $11.40

----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(3)/         (0.05)    (0.04)     0.29      0.02
 Net realized and unrealized gain (loss)   (1.36)     1.10     (1.24)     1.56

----------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.41)     1.06     (0.95)     1.58

----------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --        --     (0.04)    (0.02)

----------------------------------------------------------------------------------
Total Distributions                           --        --     (0.04)    (0.02)

----------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.62    $13.03    $11.97    $12.96

----------------------------------------------------------------------------------
Total Return                              (10.82)%    8.86%    (7.27)%   13.87%++

----------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $20,476   $32,024   $33,316   $45,526

----------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(3)/                              2.29%     2.19%     2.30%     2.48%+
 Net investment income (loss)              (0.39)    (0.32)     2.66      0.52+

----------------------------------------------------------------------------------
Portfolio Turnover Rate                       74%       50%       28%        1%

----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 19, 1997 (inception date) to April 30, 1998.
(3) The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratios would have been as follows:

               Net Investment Income Expense Ratios
                Per Share Decreases  Without Fee Waivers
                -------------------  -------------------
                       1998                 1998
                       ----                 ----
Class A Shares        $0.01                 2.09%
Class B Shares         0.01                 2.87

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

17 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                           2001/(1)/ 2000/(1)/ 1999/(1)(2)/ 1998/(3)/

-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $13.02    $11.97    $12.96        $11.40

-------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(4)/        (0.05)    (0.04)     0.29          0.02
 Net realized and unrealized gain (loss)  (1.35)     1.09     (1.24)         1.56

-------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (1.40)     1.05     (0.95)         1.58

-------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       --        --     (0.04)        (0.02)

-------------------------------------------------------------------------------------
Total Distributions                          --        --     (0.04)        (0.02)

-------------------------------------------------------------------------------------
Net Asset Value, End of Year             $11.62    $13.02    $11.97        $12.96

-------------------------------------------------------------------------------------
Total Return                             (10.75)%    8.77%    (7.27)%       13.87%++

-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $6,094    $8,886    $8,725       $11,060

-------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                             2.29%     2.21%     2.30%         2.49%+
 Net investment income (loss)             (0.44)    (0.34)     2.67          0.42+

-------------------------------------------------------------------------------------
Portfolio Turnover Rate                      74%       50%       28%            1%

-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) For the period from December 19, 1997 (inception date) to April 30, 1998.
(4) The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.01 and 2.88%, respectively.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

18 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class Y Shares                           2001/(1)/  2000/(1)/ 1999/(1)/  1998/(2)/

------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $13.16     $12.03    $13.00    $12.44

------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                  0.10       0.11      0.40      0.00*
 Net realized and unrealized gain (loss)    (1.37)      1.10     (1.22)     0.56

------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.27)      1.21     (0.82)     0.56

------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.08)     (0.08)    (0.15)       --

------------------------------------------------------------------------------------
Total Distributions                         (0.08)     (0.08)    (0.15)       --

------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.81     $13.16    $12.03    $13.00

------------------------------------------------------------------------------------
Total Return                                (9.64)%    10.07%    (6.17)%    4.50%++

------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $180,709   $185,122  $159,574   $56,414

------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(3)/                               1.06%      1.06%     1.10%     1.47%+
 Net investment income                       0.81       0.81      3.73      1.83+

------------------------------------------------------------------------------------
Portfolio Turnover Rate                        74%        50%       28%        1%

------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 10, 1998 (inception date) to April 30, 1998.
(3) The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.00* and 1.85%, respectively.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



 Tax Information (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 2001:

  .   A corporate dividend received deduction of 48.05%.

  . The total foreign sourced income received by the Fund was $0.1645 per share (or a total amount of $3,038,629). The total amount of foreign taxes paid by the Fund was $0.0155 per share (or a total amount of $285,769).

19 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report


The Shareholders and Board of Trustees of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Hansberger Global Value Fund ("Portfolio") of Smith Barney Investment Funds Inc. ("Fund") as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from December 19, 1997 to April 30, 1998, in conformity with accounting principles generally accepted in the United States of America.

 /s/ KPMG LLP

New York, New York
June 8, 2001

20 Smith Barney Hansberger Global Value Fund | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND



         DIRECTORS                   INVESTMENT MANAGER
         Paul R. Ades                Smith Barney Fund Management LLC
         Herbert Barg
         Dwight B. Crane             SUB-INVESTMENT ADVISER
         Frank Hubbard               Hansberger Global Investors, Inc.
         Heath B. McLendon, Chairman
         Jerome Miller               DISTRIBUTOR
         Ken Miller                  Salomon Smith Barney Inc.

         OFFICERS                    CUSTODIAN
         Heath B. McLendon           The Chase Manhattan Bank, N.A.
         President and
         Chief Executive Officer     TRANSFER AGENT
                                     Citi Fiduciary Trust Company
         Lewis E. Daidone            125 Broad Street, 11th Floor
         Senior Vice President       New York, New York 10004
         and Treasurer
                                     SUB-TRANSFER AGENT
         Paul A. Brook               PFPC Global Fund Services
         Controller                  P.O. Box 9699
                                     Providence, Rhode Island
         Christina T. Sydor          02940-9699
         Secretary

   Smith Barney Hansberger Global Value Fund



 This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01490 6/01